As Filed with the Securities and Exchange Commission on April 24, 2019

1933 Act File No. 333-182079

1940 Act File No. 811-22712

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT Under THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 17	☒
REGISTRATION STATEMENT Under THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 19	☒

Premier Multi-Series VIT

(Exact Name of Registrant as Specified in Charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

(888) 852-3922

(Registrant’s telephone number, including area code)

Thomas J. Fuccillo, Esq.

c/o Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Name and address of agent for service:

Copies to:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Approximate date of Proposed Public offering: As soon as practicable after the effective date of this Registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2019 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment is being filed in connection with the Trust’s annual update of its Registration Statement.

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant declares that an indefinite number of its shares of common stock are being registered under the Securities Act of 1933 by this registration statement.

May 1, 2019

Premier Multi-Series VIT Prospectus

RCM Dynamic Multi-Asset Plus VIT Portfolio*

*	Shares of the Portfolio currently are available to be purchased by segregated asset accounts (“Separate Accounts”) that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, “Allianz Life”), or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles (“AllianzIM Funds”) managed by Allianz Investment Management LLC (“AllianzIM”), an affiliate of the Manager (as defined below). This prospectus should be read in conjunction with the prospectus of any contract or policy. The prospectus should be read carefully and retained for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Portfolio’s website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Portfolio at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to the Portfolio and all funds held with the fund complex if you invest directly or held in your account if you invest through your financial intermediary.

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Premier Multi-Series VIT Prospectus

The Prospectus explains what you should know about RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) a series of Premier Multi-Series VIT (the “Trust”) before you invest. Please read it carefully.

RCM Dynamic Multi-Asset Plus VIT Portfolio

Investment Objective	The Portfolio seeks long term capital appreciation.

Fees and Expenses of the Portfolio	The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of AllianzIM Funds or Variable Contracts (each as defined below) through which investors may invest indirectly into the Portfolio. If it did, expenses would be higher.

Shareholder Fees (fees paid directly from your investment):    None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Portfolio	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Portfolio Operating Expenses(1)	Expense Reductions(2)	Total Annual Portfolio Operating Expenses After Expense Reductions(2)
RCM Dynamic Multi-Asset Plus VIT	0.70%	0.25%	0.98%	0.06%	1.99%	(0.79)%	1.20%
(1)

Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table included in the Portfolio’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

(2)

Total Annual Portfolio Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Portfolio through April 30, 2020 to the extent that Total Annual Portfolio Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, plus the Portfolio’s Acquired Fund Fees and Expenses, exceed 1.20% for the Portfolio. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust (based on approval by the Board) upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Portfolio shares for the time periods indicated, your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Portfolio Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Portfolio Operating Expenses. These Examples do not take into account the fees and expenses of AllianzIM Funds or Variable Contracts (each as defined below) through which investors may invest indirectly into the Portfolio. If they did, expenses would be higher.

Portfolio	1 Year	3 Years	5 Years	10 Years
RCM Dynamic Multi-Asset Plus VIT Portfolio	$122	$548	$1,000	$2,253

Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2018 was 49% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Examples above, can adversely affect the Portfolio’s investment performance.

Principal Investment Strategies	The Portfolio seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes.

The Portfolio invests directly and indirectly in a globally diverse combination of equity securities and fixed income securities, in each case including emerging market securities. The Portfolio’s baseline long-term asset allocation consists of 60% to equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Portfolio is managed. The portfolio managers will typically over- or under-weight the Portfolio against this baseline long-term allocation, depending upon the portfolio managers’ views of the relative attractiveness of the investment opportunities available, which will change over time. The Portfolio may invest significantly below its target with respect to the Equity Component and significantly above its target with respect to the Fixed Income Component. Under normal circumstances, the Portfolio will not invest more than 20% of its assets in any combination of the following asset classes: high yield debt (commonly known as “junk bonds”), bank loans, global bonds, emerging markets equities, emerging markets debt, Treasury Inflation-Protected Securities (“TIPS”) and real estate-related securities, including U.S. and non-U.S. real estate investment trusts (“REITs”). The Portfolio may either invest directly in these different asset classes or indirectly through derivatives and other instruments, such as through investments in mutual funds or exchange-traded funds (“ETFs”). Under normal circumstances, the Portfolio currently expects to obtain investment exposures primarily through indirect, passive instruments.

Prospectus	1

RCM Dynamic Multi-Asset Plus VIT Portfolio (continued)

In making fixed income investments, the portfolio managers are not subject to any restriction with respect to duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. While the Portfolio’s fixed income securities are predominantly U.S. dollar denominated, the portfolio managers retain the flexibility to invest in non-U.S. dollar denominated securities.

The portfolio managers allocate the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Portfolio’s investments. Depending on market conditions, the Equity Component may range between approximately 10% and 65% of the Portfolio’s assets and the Fixed Income Component may range between approximately 0% and 90% of the Portfolio’s assets.

The portfolio managers may adjust the Portfolio’s exposure to the Equity Component and the Fixed Income Component in response to momentum and momentum reversion signals as part of efforts to mitigate downside risk in times of severe market stress and to increase the return potential in favorable markets. Momentum is the tendency of a performance trend to continue to move in the same direction. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. While the portfolio managers attempt to mitigate downside risk, there can be no assurance that the Portfolio will be successful in doing so.

As an additional risk management measure, under normal circumstances the Portfolio will seek to maintain a one year annualized volatility level at or below 12% over a market cycle. Volatility is a statistical measure of risk relating to the magnitude of up and down fluctuations in the value of a financial instrument or index over time and typically results from rapid price swings. A higher volatility level indicates more frequent or rapid up and down fluctuations in the values of the Portfolio’s investments relative to a lower volatility level. There can be no assurance that investment decisions made in seeking to manage Portfolio volatility will achieve the desired results. The Portfolio’s actual or realized volatility will be dependent on the market environment.

The portfolio managers also apply fundamental analysis to adjust the Portfolio’s exposure to the asset classes that exhibit the strongest return prospects.

The Portfolio may invest in securities of companies of any capitalization, including smaller capitalization companies. The Portfolio also may make investments intended to provide exposure to one or more securities indices, currencies, and real estate-related securities. The Portfolio also may invest in mortgage- and asset-backed securities.

The Portfolio may, at any time, invest in affiliated and unaffiliated funds and pooled investment vehicles.

In implementing its investment strategies, the Portfolio may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, currency forwards, and structured notes. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Principal Risks	The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Market Risk:  The Portfolio will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Portfolio invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Portfolio to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

2	Premier Multi-Series VIT

RCM Dynamic Multi-Asset Plus VIT Portfolio (continued)

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

ETFs Risk:  The risks associated with investments in ETFs include market risks, risks associated with the performance of underlying investments made by the ETFs and potential liquidity risks of holding ETF shares. Shareholders will indirectly bear fees and expenses associated with the ETFs in which the Portfolio invests.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Issuer Risk:  The Portfolio will be affected by factors specific to the issuers of securities and other instruments in which the Portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Portfolio will be affected by the allocation determinations, investment decisions and techniques of the Portfolio’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and may lower investment performance.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in this Prospectus for a more detailed description of the Portfolio’s risks. It is possible to lose money on an investment in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Portfolio by showing changes in its total return from year to year and by comparing the Portfolio’s average annual total returns with those of a broad-based market index, a blend of broad-based market indices and a performance average of similar mutual funds. Performance shown does not reflect any charges or expenses imposed by an insurance company and if it did, performance would be lower. Past performance is not necessarily predictive of future performance.

Prospectus	3

RCM Dynamic Multi-Asset Plus VIT Portfolio (continued)

Calendar Year Total Returns

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2017–03/31/2017	3.98%
Lowest 10/01/2018–12/31/2018	-7.84%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Portfolio Inception (4/27/15)
RCM Dynamic Multi-Asset Plus VIT	-6.28%	0.89%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	-9.42%	2.85%
35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Bloomberg Barclays US Agg Gov’t/10% Bloomberg Barclays US Corp./5% JPM EMBI+ Index Average	-5.16%	3.02%
Lipper VIP Mixed-Asset Target Allocation Moderate Funds Average	-5.45%	2.17%

Management of the Portfolio	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Claudio Marsala, portfolio manager and director, has managed the Portfolio since its inception in 2015.

Giorgio Carlino, CFA, portfolio manager and managing director, has managed the Portfolio since its inception in 2015.

Ryan Chin, CFA, portfolio manager and vice president, has managed the Portfolio since 2018.

Purchase and Sale of Portfolio Shares	Shares of the Portfolio currently are available to be purchased by segregated asset accounts (“Separate Accounts”) that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, “Allianz Life”), or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles (“AllianzIM Funds”) managed by Allianz Investment Management LLC (“AllianzIM”), an affiliate of the Manager. The Trust requires no minimum investment for AllianzIM Funds or Separate Accounts, but insurers may require minimum investments from those purchasing Variable Contracts for which the Portfolio is an underlying investment option. Generally, purchase and redemption orders for Portfolio shares are processed at the net asset value (“NAV”) next calculated after an order is received by the distributor’s facility or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading.

Tax Information	For tax purposes, the shareholders of the Portfolio are the AllianzIM Funds or, in the case of direct investment, insurance companies offering Variable Contracts. If you are investing in the Portfolio through a Variable Contract, please refer to the prospectus for your Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase the Portfolio through a broker-dealer, the Portfolio and its related companies may pay the broker-dealer for the sale of Portfolio shares and related services. To the extent that shares of the Portfolio are sold to AllianzIM Funds that in turn are sold to Separate Accounts of insurance companies that fund Variable Contracts, or are sold directly to such Separate Accounts, the Portfolio and/or its related companies may also pay the insurance company and other intermediaries for the (direct or indirect) sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the broker-dealer, insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary’s Web site for more information.

4	Premier Multi-Series VIT

Principal Investments and Strategies of the Portfolio

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding the Portfolio’s investment objective, principal investments and strategies and principal risks.

It is possible to lose money on an investment in the Portfolio.    The fact that the Portfolio may have had good performance in the past is no assurance that the value of the Portfolio’s investments will not decline in the future or appreciate at a slower rate.

Prospectus	5

RCM Dynamic Multi-Asset Plus VIT Portfolio

Principal Investments and Strategies	Investment Objective Seeks long term capital appreciation Allocation Strategy Equity Exposure Fixed Income Exposure	Dividend Frequency Annually Target 60% 40%	Approximate Primary Capitalization Range Any Range 10%-65% Up to 90%

The Portfolio seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. To gain exposure to the various asset classes, the Portfolio incorporates actively managed strategies and/or passive instruments, including affiliated and unaffiliated funds, pooled investment vehicles, exchange-traded funds (“ETFs”) and exchange-traded notes, and derivative instruments such as futures.

The Portfolio invests directly and indirectly in a globally diverse combination of equity securities and fixed income securities, in each case including emerging market securities. The Portfolio’s baseline long-term asset allocation consists of 60% to equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component” and together with the Equity Component, the “Components”), which is also the allocation of the blended benchmark index against which the Portfolio is managed. The portfolio managers will typically over- or under-weight the Portfolio against this baseline long-term allocation, depending upon the portfolio managers’ views of the relative attractiveness of the investment opportunities available, which will change over time. The Portfolio may invest significantly below its target with respect to the Equity Component and significantly above its target with respect to the Fixed Income Component. Under normal circumstances, the Portfolio will not invest more than 20% of its assets in any combination of the following asset classes: high yield debt (commonly known as “junk bonds”), bank loans, global bonds, emerging markets equities, emerging markets debt, Treasury Inflation-Protected Securities (“TIPS”) and real estate-related securities, including U.S. and non-U.S. real estate investment trusts (“REITs”). The Portfolio may either invest directly in these different asset classes or indirectly through derivatives and other instruments, such as through investments in mutual funds or ETFs. Under normal circumstances, the Portfolio currently expects to obtain investment exposures primarily through indirect, passive instruments.

In making fixed income investments, the portfolio managers are not subject to any restriction with respect to duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. While the Portfolio’s fixed income securities are predominantly U.S. dollar denominated, the portfolio managers retain the flexibility to invest in non-U.S. dollar denominated securities.

The portfolio managers allocate the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Portfolio’s investments. In making investment decisions for the Portfolio, the portfolio managers seek to identify trends and turning points in the global markets. The portfolio managers analyze market cycles, economic cycles and valuations of each asset class and their components and may adjust the Portfolio’s exposures to individual holdings and asset classes. The portfolio managers also employ a risk management strategy, which may cause an adjustment to the Portfolio’s asset allocation in an effort to mitigate certain downside risks. Depending on market conditions, the Equity Component may range between approximately 10% and 65% of the Portfolio’s assets and the Fixed Income Component may account for up to 90% of the Portfolio’s assets at the time of investment.

The portfolio managers may adjust the Portfolio’s exposure to the Equity Component and the Fixed Income Component in response to momentum and momentum reversion signals as part of efforts to mitigate downside risk in times of severe market stress and to increase the return potential in favorable markets. Momentum is the tendency of a performance trend to continue to move in the same direction. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe positive momentum generally suggests future periods of positive investment returns. The portfolio managers believe that negative momentum generally suggests future periods of negative investment returns and increased volatility. Momentum reversion signals indicate when momentum appears excessive. In such circumstances the portfolio managers may act counter to the momentum. While the portfolio managers attempt to mitigate downside risk, there can be no assurance that the Portfolio will be successful in doing so.

As an additional risk management measure, under normal circumstances the Portfolio will seek to maintain a one year annualized volatility level at or below 12% over a market cycle. Volatility is a statistical measure of risk relating to the magnitude of up and down fluctuations in the value of a financial instrument or index over time and typically results from rapid price swings. A higher volatility level indicates more frequent or rapid up and down fluctuations in the values of the Portfolio’s investments relative to a lower volatility level. There can be no

6	Premier Multi-Series VIT

RCM Dynamic Multi-Asset Plus VIT Portfolio (continued)

assurance that investment decisions made in seeking to manage Portfolio volatility will achieve the desired results. The Portfolio’s actual or realized volatility will be dependent on the market environment.

In addition to using momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to adjust the Portfolio’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes. The Portfolio may invest in any type of equity or fixed income security, including common and preferred stocks, ETFs, warrants, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Portfolio may invest in securities of companies of any capitalization, including smaller capitalization companies. The Portfolio also may make investments intended to provide exposure to one or more securities indices, currencies, and real estate-related securities. The Portfolio also may invest in mortgage- and asset-backed securities. The Portfolio may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Portfolio’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

The Portfolio may, at any time, invest in affiliated and unaffiliated funds (which may include certain affiliated mutual funds and ETFs sponsored by Allianz Asset Management of America L.P. or its subsidiaries (the “Affiliated Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Affiliated Underlying Funds (collectively, with the Affiliated Underlying Funds, “Underlying Funds”)).

In implementing its investment strategies, the Portfolio may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, currency forwards, and structured notes. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Principal Risks	Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • High Yield Risk • Emerging Markets Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Equity Securities Risk	• ETFs Risk • Fixed Income Risk • Index Risk • Interest Rate Risk • Issuer Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and Other Asset-Backed Risk • Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Portfolio.

Prospectus	7

Summary of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio’s portfolio as a whole are called “principal risks.” The principal risks of the Portfolio are summarized in the Portfolio Summary and are described in more detail in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques appearing in bold type below are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Market Risk	The market prices of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. To the extent the Portfolio invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Portfolio is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

The Portfolio is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Portfolio’s investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Portfolio. While the U.S. government has historically honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Portfolio’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Portfolio investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. The risks associated with investments in Europe may be heightened due to the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. If the United Kingdom’s exit from the European Union is consummated, or if one or more additional countries leave the European Union, or the European Union partially or completely dissolves, the world’s securities markets may be significantly disrupted and adversely affected. Substantial government interventions (e.g., currency controls) also could negatively impact the Portfolio. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. During such market disruptions, the Portfolio’s exposure to the risks described elsewhere in this “Summary of Principal Risks” section will likely increase.

8	Premier Multi-Series VIT

Market disruptions, including sudden government interventions, can also prevent the Portfolio from implementing its investment program for a period of time and achieving its investment objective. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Portfolio’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent the Portfolio has focused its investments in the securities index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Portfolio.

High Yield Risk	The Portfolio may invest in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) and may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Portfolio’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a fund that invests in such securities should be considered speculative. The debt instruments of many non-U.S. governments, including their agencies, sub-divisions and instrumentalities, are below investment grade, and are therefore considered high yield instruments.

Emerging Markets Risk	A fund that invests in non-U.S. securities and/or currencies may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that the Portfolio invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Certain emerging market countries may impose restrictions on foreign investment and repatriation of investment income and capital. In addition, foreign investors, including the Portfolio, may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. See “Currency Risk.” Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Emerging market securities may trade in more limited volume than comparable securities in developed foreign markets.

Emerging market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security, all of which would negatively affect the Portfolio’s performance.

In addition, the risks associated with investing in a narrowly-defined geographic area (discussed below under “Non-U.S. Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. The Portfolio may also be subject to Emerging Markets Risk if it invests in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Credit and Counterparty Risk	The Portfolio could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending cash collateral) is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings and a fund holding a fixed income security is subject to the risk that the security’s credit rating will be downgraded. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, at least one major rating agency downgraded the long-term U.S. credit rating in 2011 due to the rising public debt burden and perception of greater policymaking uncertainty in the U.S. and introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Portfolio’s investments, to the extent that the Portfolio has exposure to securities issued by the U.S. Treasury. Credit risk is particularly pronounced for below investment grade securities (also known as “high yield” or “junk” bonds.) See “High Yield Risk.”

Prospectus	9

Counterparty Risk.  The Portfolio is also subject to the risk that a counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the Portfolio. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Portfolio could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Portfolio. Counterparty risk may be pronounced during unusually adverse market conditions and may be particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the 2008 insolvency of Lehman Brothers and subsequent market disruptions.

Currency Risk	To the extent the Portfolio invests directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Portfolio. The local emerging market currencies in which the Portfolio may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The derivatives that may be used by the Portfolio are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information.

The Portfolio may (but is not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Portfolio may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. The Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Portfolio’s investment in a derivative instrument could lose more than the principal amount invested, and the use of certain derivatives may subject the Portfolio to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit and counterparty risk and management risk. As a seller of a credit default swap, the Portfolio effectively adds economic leverage because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. See “Leveraging Risk.” Additionally, holding a position in a credit default swap could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. To the extent the Portfolio writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Portfolio otherwise seeks to close out an option position. Naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, the Portfolio’s counterparty is a clearing house, rather than a bank or broker. Since the Portfolio is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Portfolio will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Portfolio will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

Centrally cleared derivative arrangements may be less favorable to mutual funds than bilateral arrangements. For example, the Portfolio may be required to provide greater amounts of margin for cleared derivatives transactions than

10	Premier Multi-Series VIT

for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to the Portfolio, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. In addition, derivatives that are centrally cleared are subject to the credit risk of the clearing house and the member of the clearing house through which the Portfolio holds its cleared position. If the Portfolio’s counterparty or the relevant clearing house or clearing member were to default, the Portfolio could lose a portion or all of the collateral held by the counterparty, clearing house, or clearing member on its behalf, or could suffer extended delays in recovering that collateral.

Other recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd- Frank Wall Street Reform and Consumer Protection Act and the Investment Company Act of 1940, as amended (the “1940 Act”) restrictions with respect to “senior securities,” have resulted in, and may in the future result in, new regulation of derivative instruments and the Portfolio’s use of such instruments. New regulations could, among other things, restrict the Portfolio’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to the Portfolio), establish new margin requirements and/or increase the costs of derivatives transactions, and the Portfolio may as a result be unable to execute its investment strategies in a manner its Manager might otherwise choose. The SEC has proposed a new rule related to certain aspects of derivatives use. As of the date of this Prospectus, whether, when and in what form this proposed rule will be adopted and its potential effects on the Portfolio is unclear.

Equity Securities Risk	Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent the Portfolio invests in equity-related instruments it will also be subject to these risks.

The Portfolio’s investments may focus on equity securities of companies that its portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that its portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

ETFs Risk	Shareholders will indirectly bear fees and expenses associated with the ETFs in which the Portfolio invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Prospectus	11

Fixed Income Risk	A fund that invests in fixed income instruments is subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of the Portfolio’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the values of fixed income instruments are generally expected to rise. Conversely, during periods of rising interest rates, the values of fixed income instruments are generally expected to decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with shorter average portfolio durations. As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. Certain fixed-income funds can have “negative” duration profiles (which may be achieved through the use of derivatives or other means), meaning they tend to increase in value in response to an increase in interest rates. For these funds, a 1% increase in interest rates would tend to correspond to a 1% increase in value for every year of negative duration. Inflation-indexed securities, including Treasury Inflation Protected Securities (TIPs), decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

To the extent the Portfolio invests in securities that are particularly sensitive to fluctuations in prevailing interest rates, it will be subject to relatively high levels of interest rate risk. Such securities include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

The Portfolio may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index or otherwise seek to track the performance of an index, and because certain other assets may provide the Portfolio with exposure to an index, the Portfolio may be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that the Portfolio effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares.

12	Premier Multi-Series VIT

When interest rates are low relative to historic levels, to the extent the Portfolio holds fixed income securities, it may face elevated exposure to the risks associated with increases in interest rates, including increases triggered by governments or central banking authorities. For example, in recent years the Federal Reserve Board concluded its quantitative easing program and began increasing interest rates, actions that may have placed the Portfolio at elevated risk associated with rising interest rates. If the Portfolio holds longer-duration securities it may face higher risks associated with rising interest rates than if the Portfolio holds shorter-duration securities. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease liquidity.

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services as well as the historical and prospective earnings of the issuer and the value of its assets.

Leveraging Risk	Leverage, including borrowing, will cause the value of the Portfolio’s shares to be more volatile than if the Portfolio did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. The Portfolio may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Portfolio, for any reason, is unable to close out the transaction. In addition, to the extent the Portfolio borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Portfolio’s investment returns, resulting in greater losses.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from purchasing or selling such illiquid securities at an advantageous time or price, or possibly requiring the Portfolio to dispose of other investments at unfavorable times or prices in order to satisfy its obligations or possibly delaying the redemption of Portfolio shares. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector. Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair the Portfolio’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

The SEC has adopted Rule 22e-4 under the 1940 Act, which requires the Portfolio to adopt a liquidity risk management program to assess and manage its liquidity risk. Under its program, the Portfolio will be required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. The Portfolio does not expect Rule 22e-4 to have a significant effect on investment operations. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in the Portfolio’s investments.

Management Risk	The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

To the extent the portfolio managers employ quantitative models, whether proprietary or maintained by third parties, there can be no assurance that such models will behave as expected in all market conditions, including due to deviations between expected and actual relationships among variables. Any imperfections, errors, or limitations in such models could affect the Portfolio’s performance. By necessity, such models make simplifying assumptions that limit their effectiveness. In addition, the computer programming used to construct, or the data employed by, quantitative models may contain errors, which may cause losses for the Portfolio or reduce performance. In the event third-party models become increasingly costly or unavailable, the portfolio managers may be forced to rely on proprietary models or to reduce or discontinue their use of quantitative models.

Prospectus	13

The Portfolio is also subject to the risk that deficiencies in the operational systems or controls of the Manager or another service provider will cause losses for the Portfolio or hinder Portfolio operations. For example, trading delays or errors (both human and systemic) could prevent the Portfolio from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Manager, and each individual portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

To the extent portfolio managers employ strategies that are not correlated to broader markets, or that are intended to seek returns under a variety of market conditions, the Portfolio may outperform the general securities market during periods of flat or negative market performance, and underperform the securities market during periods of strong market performance.

The portfolio managers attempt to identify asset classes and sub-classes represented by investments that will provide consistent, quality performance for the Portfolio, but there is no guarantee that the portfolio managers’ allocation techniques will produce the desired results. It is possible that the portfolio managers will focus on asset classes and other investments that perform poorly or underperform other available funds under various market conditions.

Mortgage-Related and Other Asset-Backed Risk	A fund that invests in a variety of mortgage-related and other asset-backed securities is subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities (“CMBS”) are associated with the risks generally applicable to debt securities and mortgage-related and other asset-backed securities, as well as certain additional risks. CMBS depend on cash flows generated by underlying mortgage loans on commercial real property, and can be significantly affected by changes in interest rates, the availability of real estate financing, the creditworthiness of the originators of the underlying assets, the value of underlying real estate assets and trends in commercial real estate markets generally. If borrowers are not able or willing to make loan payments, payments on the related CMBS will likely be adversely affected. Additionally, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Subordinated classes of CMBS involve greater credit risk, interest rate risk, and prepayment risk, tend to be less liquid and may be more difficult to value than classes of CMBS that are not subordinated.

Non-U.S. Investment Risk	A fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect the Portfolio’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in non-U.S. securities. To the extent that the Portfolio invests a significant portion of its assets in a particular currency or geographic area, the Portfolio will generally have more exposure to regional economic risks, including weather emergencies and natural disasters. For example, to the extent the Portfolio may invest more than 25% of its assets in particular countries, the Portfolio may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, the Portfolio’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in the Portfolio.

14	Premier Multi-Series VIT

REIT and Real Estate-Related Investment Risk	To the extent that the Portfolio invests in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social and economic trends. To the extent the Portfolio invests in REITs and/or REOCs, it will also be subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. By investing in REITs and/or REOCs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of such REITs or REOCs.

Smaller Company Risk	The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Turnover Risk	A change in the securities held by the Portfolio is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, and may adversely impact the Portfolio’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Variable Distribution Risk	To the extent the Portfolio invests in fixed income securities that have variable or floating interest rates, either directly or through Underlying Funds, the amounts of the Portfolio’s periodic distributions to shareholders may vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease, all else being equal.

Additional Risks of Investment in the Portfolio	In addition to the risks described above, the Portfolio is relatively recently formed and therefore has limited history for investors to evaluate. Also, it is possible that the Portfolio may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Portfolio’s size, have a disproportionate impact on the Portfolio’s performance results. The Portfolio would not necessarily have achieved the same performance results if its aggregate net assets had been greater.

Prospectus	15

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post the Portfolio’s portfolio holdings information on the Portfolio’s website at us.allianzgi.com. The Portfolio’s website will contain the Portfolio’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) calendar days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date as of which the website information is current. Beginning May 30, 2019, this information will be posted on the website approximately thirty (30) calendar days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-PORT for the last month of the Portfolio’s first or third fiscal quarters with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

16	Premier Multi-Series VIT

Management of the Portfolio

Investment Manager	Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) serves as the investment manager for the Portfolio. In this capacity, the Manager provides investment advisory and certain administrative services to the Portfolio. Subject to the supervision of the Trust’s Board of Trustees, AllianzGI U.S. is responsible for managing, either directly or through others selected by it, the investment activities of the Portfolio and the Portfolio’s business affairs and other administrative matters.

The Manager has full investment discretion and makes all determinations with respect to the investment of the Portfolio’s assets, subject to the general supervision of the Board of Trustees. The Manager is located at 1633 Broadway, New York, New York 10019, with additional offices at 600 West Broadway, Suite 2900 San Diego, California 92101; 2100 Ross Avenue, Suite 700, Dallas, TX 75201; 1221 Brickell Avenue, Suite 900, Miami, FL 33131; 125 High Street, Suite 2614 Boston, MA 02110; 100 Northfield Street, Greenwich, CT 06830; 55 Greens Farms Road, Westport, CT 06896; and 555 Mission Street, Suite 1700, San Francisco, California 94105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company.

The Manager provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. The Manager’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, the Manager provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by the Manager, its affiliates or by unaffiliated third parties. The Manager also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties. As of December 31, 2018, the Manager had approximately $113.2 billion in assets under management.

In addition to the advisory-related services noted above, the Manager also provides administration and legal/compliance oversight services, as well as global client service, marketing and sales support.

The individuals at AllianzGI U.S. listed below are jointly and primarily responsible for the day-to-day management of the Portfolio. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the funds they manage. Employees of AllianzGI U.S. affiliates outside the US participate in the management of certain funds as “associated persons” of AllianzGI U.S. under the firm’s compliance oversight, in accordance with SEC guidance as to so-called “participating affiliate” arrangements. These associated persons may, on behalf of AllianzGI U.S., provide discretionary investment management services, research and related services to the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
RCM Dynamic Multi-Asset Plus VIT Portfolio	Claudio Marsala	2015 (Inception)	Mr. Marsala is a portfolio manager and a director with Allianz Global Investors, which he joined in 2001. As the head of the Multi Asset Total Return and Alternatives team, he manages multi asset mandates for retail and institutional clients. Mr. Marsala previously led the quantitative efforts of the firm’s Multi Asset team in Italy. Before that, he worked in risk management. Mr. Marsala has 17 years of investment industry experience. Mr. Marsala has a degree in economics and financial markets from the University of Pisa in Italy and a master’s degree in quantitative finance from the University of Turin.

	Giorgio Carlino, CFA	2015 (Inception)	Mr. Carlino is a portfolio manager, a managing director and Global Co-Head and CIO Multi Asset with Allianz Global Investors, which he joined in 2001. He was previously a private-client portfolio manager, responsible for multi-manager selection. Mr. Carlino has 18 years of investment industry experience. Before joining the firm, he worked in fund management at Commerzbank AM. Mr. Carlino has a degree in economics and finance from La Sapienza University in Rome, and a Master’s degree in portfolio management and asset allocation from the University of Bologna, Department of Statistics. He is a CFA charterholder.

	Ryan Chin, CFA	2018	Mr. Chin is a portfolio manager and a vice president with Allianz Global Investors, which he joined in 2015. As a member of the Multi Asset US team, he focuses on the firm’s dynamic multi-asset strategies. Mr. Chin has 17 years of investment industry experience. He was previously a government bond trader and a fixed-income derivatives trader in charge of US interest rate swaps in the US at Scotiabank. Mr. Chin has a B.B.A. in finance and accounting, first class honors, from Simon Fraser University, British Columbia, Canada.

Prospectus	17

The Manager may retain affiliates to provide various administrative and other services required by the Portfolio.

Management Fees	The Portfolio pays a monthly management fee to the Manager in return for managing the investment activities of the Portfolio and the Portfolio’s business affairs and other administrative matters. In addition to the fees of the Manager, the Portfolio pays all other costs and expenses of its operations, including, without limitation, compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of an independent registered public accounting firm, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

During the fiscal year ended December 31, 2018 (except as noted), the Portfolio paid monthly management fees to the Manager at the following annual rate (stated as a percentage of the average daily net assets of the Portfolio):

Premier Multi-Series VIT Management Fees	Management Fees
RCM Dynamic Multi-Asset Plus VIT Portfolio	0.70%

A discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement between AllianzGI U.S. and the Portfolio is available in the Portfolio’s semi-annual report to shareholders for the fiscal period ended June 30, 2018.

Expense Limitation Arrangements	Expense Limitation Arrangement. The Manager has contractually agreed to an expense limitation arrangement as specified under “Fees and Expenses of the Portfolio” in the Portfolio Summary. Specifically, the Manager will waive its Management Fee or reimburse the Portfolio through April 30, 2020 to the extent that Total Annual Portfolio Operating Expenses including the payment of organizational expenses, but excluding interest, tax and extraordinary expenses (as calculated in accordance with the 1940 Act), and certain credits and other expenses, including custodial credits, transfer agency credits and expense offset arrangements, plus the Portfolio’s Acquired Fund Fees and Expenses, exceed 1.20% of average daily net assets. Until the date that is three years from the end of the fiscal year in which an expense limitation was last in effect, the Manager may recoup amounts waived during the then current fiscal year or any of the three immediately preceding fiscal years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties. Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying Funds in which it has invested. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds, as well as the allocation of the Portfolio’s assets.

Distributor	The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, the parent company of AllianzGI U.S. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”).

18	Premier Multi-Series VIT

Portfolio Shares

In this Prospectus, the Trust offers investors shares of the Portfolio. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Portfolio shares.

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the Statement of Additional Information for details. The following provides additional information about the expenses associated with shares of the Portfolio.

Distribution and Servicing (12b-1) Plans	The Trust has adopted a Distribution and Servicing Plan (“12b-1 Plan”) for shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to Separate Account shareholders and maintenance of shareholder accounts (“servicing fees”).

The Portfolio currently offers a single share class, which currently pays servicing fees. The following table lists the maximum annual rate at which the distribution and/or servicing fees may be paid under the 12b-1 Plan (calculated as a percentage of the Portfolio’s average daily net assets attributable to the class of shares):

Portfolio	Servicing Fee	Distribution Fee
RCM Dynamic Multi-Asset Plus VIT	0.25%	None

Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Administrative Service Fees Paid to Insurance Company Sponsors	AllianzGI U.S. may make certain administrative services payments (the “Administrative Payments”) to the insurance companies that sponsor Separate Accounts that invest in the Portfolio (the “Insurance Company Sponsors”) or to Allianz Life, in the case of indirect investments by Separate Accounts through AllianzIM Funds. The Administrative Payments are made from AllianzGI U.S.’s own resources, including its bona fide profits, and not from Portfolio assets. In deciding to enter into these administrative service agreements, AllianzGI U.S. considers various factors, including, but not limited to, services required by the Portfolio and AllianzGI U.S.’s ability to provide them on the one hand, and Allianz Life or the Insurance Company Sponsor’s ability to provide them on the other, name recognition and reputation of Allianz Life or the Insurance Company Sponsor and its products, product design and competition. These payments will benefit Allianz Life or the Insurance Company Sponsors, their affiliates, and/or the selling firms that distribute the contract under which the Portfolio is available through Separate Accounts (the “Contracts”). The amount of the Administrative Payments may differ among Allianz Life and the Insurance Company Sponsors and currently range up to 0.25% of the average daily net assets invested in the Portfolio through the Contracts. Depending on the amount of average daily net assets invested in the Portfolio, the Administrative Payments may be significant. Allianz Life, the Insurance Company Sponsors or their affiliates may provide services and incur expenses in exchange for these payments, including but not necessarily limited to, mailing of shareholder reports, notices and proxy statements to contract holders, preparation of reports to the Trust’s Board of Trustees, as requested, printing and mailing of the AllianzIM Funds’ or the Portfolio’s prospectus, telephonic support for contract holders, sub-accounting, and other usual administrative services provided to contract holders. While the Administrative Payments are not intended to compensate Allianz Life or the Insurance Company Sponsors for selling shares of the Portfolio, Allianz Life, Insurance Company Sponsors and their brokers or other agents could be influenced by the Administrative Payments in making asset allocation decisions, particularly if the Administrative Payments are greater than the payments made by other investment advisers to funds available under a Contract. Neither the Portfolio nor AllianzGI U.S. has any direct information about the amounts paid by other investment advisers to Allianz Life or the Insurance Company Sponsors for administrative services or otherwise (either with respect to direct investments by Separate Accounts into funds managed by such investment advisers or with respect to indirect investments via AllianzIM Funds). Contract holders may wish to inquire with Allianz Life or their Insurance Company Sponsor about these payments before deciding on an asset allocation recommendation.

For further details about payments made by the Portfolio, the Distributor and the Manager as described in this section on “Portfolio Shares,” please see the Statement of Additional Information.

Prospectus	19

Payments to Financial Firms	The Distributor has entered into an agreement with Allianz Life, which serves as sponsor of certain separate accounts that issue variable annuity or variable life insurance contracts that may invest in the Portfolio. Pursuant to this agreement, the Distributor will pay Allianz Life for various services, which include continuing due diligence, analysis, office access, training, operations and systems support, and marketing assistance. In exchange for these services, the Distributor has agreed to pay Allianz Life an annual fee, which is currently 0.10% of the average daily net asset value of the shares of the Portfolio held by such separate accounts. The payments described above are made at the Distributor’s expense.

20	Premier Multi-Series VIT

How to Buy and Sell Shares

The following section provides basic information about how to buy and sell (redeem) shares of the Portfolio.

Shares of the Portfolio are offered for purchase by AllianzIM Funds and by Separate Accounts to serve as an investment medium for Variable Contracts issued by Allianz Life.

Calculation of Share Price and Redemption Payments	When you buy shares of the Portfolio, you pay a price equal to the net asset value per share (“NAV”) of the shares. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable fees (Portfolio shares are not currently subject to a contingent deferred sales charge). NAVs are ordinarily determined at the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open. See “How Portfolio Shares Are Priced” below for details. Generally, purchase and redemption orders for Portfolio shares are processed at the NAV next calculated after an order is received by the Distributor’s facility. There are certain exceptions where an order is received by the Distributor’s facility from a broker, dealer, or financial service firm after NAV is determined that day. Such an order will be processed at that day’s NAV if it was received by the broker, dealer, or firm from its customer prior to the NAV determination and was received by the Distributor’s facility prior to such time as agreed upon by the Distributor and the broker, dealer, or firm on the following business day. Please see the Statement of Additional Information for details.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Trust or its designee on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (at the succeeding day’s NAV).

Buying Shares	AllianzIM Funds can purchase shares of the Portfolio directly from the Trust.

Investors who invest in the Portfolio through Separate Accounts would not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Portfolio shares. The Trust does not currently issue share certificates.

Investment Minimums	The Trust requires no minimum investment for AllianzIM Funds or Separate Accounts, but insurers may require minimum investments from those purchasing Variable Contracts for which the Portfolio is an underlying investment option.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio. The Trust and its Board of Trustees have taken the steps outlined below to address the potential for such practices.

In compliance with Rule 22c-2 under the 1940 Act, the Distributor has entered into agreements with the insurance company issuers of Variable Contracts pursuant to which such insurance companies must, upon request, provide the Portfolio with certain shareholder identity and trading information so that the Portfolio can detect, prevent and report market timing or excessive short term trading. If the Portfolio detects market timing activities either at the omnibus or individual account level, the Portfolio may require the insurance companies to take actions to curtail the activity, which may include restricting a shareholder’s trading activity in the Portfolio.

Certain of the Portfolio’s investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio’s non-U.S. portfolio securities and the determination of the Portfolio’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio’s potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the

Prospectus	21

Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio’s portfolio, increase transaction costs, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Portfolio’s portfolio securities. See “How Portfolio Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of the Portfolio or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances. If AllianzGI U.S. noticed a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract owners, the Trust and/or AllianzGI U.S. would seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract owners. In the event that the insurance company informed AllianzGI U.S. that the trading activity was the result of excessive or abusive trading by Variable Contract owners, AllianzGI U.S. would request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, AllianzGI U.S. would request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company would comply with AllianzGI U.S.’s request. The Trust and AllianzGI U.S. would also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract owners (either directly or indirectly through AllianzIM Funds) would be aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract owners from the Portfolio. This would make it more difficult for the Trust and its service providers to identify short-term transactions in the Portfolio.

Portfolio Distributions	The Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. All distributions paid on the Portfolio’s shares will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date.

Selling Shares	The AllianzIM Funds can sell (redeem) shares of the Portfolio by transacting directly with the Trust.

Investors who invest in the Portfolio through Separate Accounts would not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invests in the Portfolio.

Redemption Fees	The Trust does not charge any redemption fees on the redemption or exchange of Portfolio shares.

Other Redemption Information	Redemptions of all Portfolio shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Code, or for any reason

22	Premier Multi-Series VIT

under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder.

Participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Portfolio’s shares, which may be stricter than those described in this section. You should contact your recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Portfolio shares.

Timing of Redemption Payments	Payment of redemption proceeds will ordinarily be made on the next business day after the redemption request regardless of the method of payment (e.g. , payment by check, wire or electronic transfer (ACH)), but may take up to seven calendar days. The Trust may suspend the right of redemption or postpone the payment date at times when the NYSE is closed or during certain other periods as permitted under the federal securities laws. The Transfer Agent (defined in the Portfolio’s Statement of Additional Information) may temporarily delay for more than seven days the disbursement of redemption proceeds from the Portfolio account of a “Specified Adult” (as defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

How the Trust Raises Redemption Proceeds	Under normal conditions, the Trust expects to meet redemption requests for the Portfolio’s shares by using cash or cash equivalents in the portfolio, selling portfolio assets to generate cash, accessing overdraft protection available to the Trust pursuant to the Trust’s agreement with its custodian, drawing on the Trust’s line of credit, engaging in interfund lending or by distributing the Portfolio’s assets in-kind. The Trust expects to select the method of meeting redemptions on a case-by-case basis, depending on the then-current circumstances and market conditions. As described below under “Redemptions in Kind,” the Trust has agreed to redeem Portfolio shares in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. Additional redemptions may be paid through in-kind transfers of securities. The Portfolio selects securities to sell to generate liquidity on the basis of a range of criteria, including, without limitation, liquidity, the Portfolio’s then-current portfolio composition and/or the portfolio managers’ outlook for specific securities or the market as a whole. In the event the Portfolio elects to distribute securities in-kind to meet the redemption request, the Portfolio will distribute a pro rata slice of the portfolio securities, subject to certain limitations including odd-lot amounts of securities and restrictions imposed by the shareholder.

During times of deteriorating market conditions or market stress, or when the Portfolio has increased exposure to less liquid securities, the Trust may be more likely to access the overdraft protection available to it, engage in interfund lending or draw on its line of credit, and may also be more likely, to deem in-kind transfers necessary and appropriate. The Portfolio’s ability to redeem in-kind may be more limited with respect to securities that are subject to transfer restrictions.

Redemptions in Kind	The Trust has agreed to redeem shares of the Portfolio solely in cash up to the lesser of $250,000 or 1% of the Portfolio’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution. Such securities remain subject to market risk until they are sold. You may recognize capital gain or loss upon the disposition of such securities.

Certificated Shares	The Trust currently does not issue share certificates.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Portfolio must obtain the following information for each person who opens a new account (or, in the case of AllianzIM Funds, such information from the list below as may be applicable will be obtained by Allianz Life on behalf of the Portfolio):

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Portfolio and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Shares of the Portfolio are publicly offered for sale only in the U.S., its territories and possessions.

Prospectus	23

How Portfolio Shares Are Priced

The NAV of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to the Portfolio’s shares, less any liabilities, by the total number of shares outstanding. Portfolio shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the NYSE is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Portfolio may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

For purposes of calculating NAV, the Portfolio’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments by the Portfolio having a remaining maturity of 60 days or less will be valued at amortized cost unless the Board of Trustees or its Valuation Committee determines that particular circumstances dictate otherwise. Investments in open-end mutual funds are valued at NAV and, under normal circumstances, ETFs are valued at their current market trading price.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Portfolio’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Portfolio’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Portfolio.

The Portfolio may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Portfolio’s use of fair value pricing may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Portfolio or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Portfolio’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

24	Premier Multi-Series VIT

Tax Consequences

The Portfolio has elected and intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code, and intends to meet all requirements necessary to avoid paying any U.S. federal income or excise taxes.

Generally, owners of Variable Contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of Variable Contracts, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for holders of Variable Contracts to receive the favorable federal income tax treatment available to such investments, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The Portfolio intends to comply with these requirements. If the Portfolio, an affiliated fund or a separate account does not meet such requirements, or if the Portfolio or an affiliated fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the Variable Contracts associated with the separate accounts invested in the Portfolio either directly or indirectly through an affiliated fund may be taxable currently for federal income tax purposes to the holders of such contracts, and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the U.S. Internal Revenue Service (the “IRS”) losses above a certain amount resulting from a sale or disposition of a fund’s shares.

The discussion above is generally based on the assumption that shares of the Portfolio (or shares of an affiliated fund that is a shareholder of the Portfolio) will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying Variable Contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments.

Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

Certain of the Portfolio’s investments may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and Variable Contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.

Prospectus	25

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio and under “Principal Investments and Strategies of the Portfolio” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio must rely on the professional investment judgment and skill of the Manager and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Common Stocks and Other Equity Securities	Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred securities. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred securities to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that the Portfolio’s portfolio managers believe are undergoing positive change and whose stock the portfolio managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Portfolio’s portfolio managers’ assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio managers’ judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. The Portfolio may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations

Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management

26	Premier Multi-Series VIT

group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, the Portfolio may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, the Portfolio is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Portfolio to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings	The Portfolio may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of the Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Portfolio is able to do so. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.

Non-U.S. Securities	The Portfolio may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S. (including securities traded in local currencies); non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S., dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. To the extent the Portfolio employs investment policies that designate a minimum or maximum level of investment in “non-U.S. securities,” the Manager may assess compliance with such policies by applying a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. For more information about how the Manager may define non-U.S. securities for purposes of the Portfolio’s asset tests and investment restrictions, see the Portfolio’s principal investments and strategies under “Principal Investments and Strategies of the Portfolio.” For more information about how the Manager may determine whether an issuer is located in a particular country, see “Location of Issuer” below.

The Portfolio may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. Investing in these instruments exposes the Portfolio to credit and counterparty risk with respect to the issuer of the ADR, EDR or GDR, in addition to the risks of the underlying investment.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields

Prospectus	27

and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio.

Member States of the European Union recently put in place new laws and regulations to implement the second Markets in Financial Instruments Directive (“MiFID II”) and the related Markets in Financial Instruments Regulation (“MiFIR”). These impose new regulatory obligations and costs, among other things with respect to the processes and conditions under which global asset managers such as Allianz Global Investors acquire investment research. Notably, investment managers subject to MiFID II may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources, or from a separate, dedicated account paid for with client funds with client permission (or a combination of these methods). Although the Manager and the Trust are both organized in the U.S., they may be affected by MiFID II in several potential scenarios, including, without limitation, where: the Manager seeks to aggregate trades on behalf of the Trust with those of vehicles that are directly subject to MiFID II; the Manager seeks to use brokers based in the European Union; and/or the Manager or the Trust make use of advisory personnel who are subject to European Union regulation.

Emerging Market Securities	The Portfolio may invest in non-U.S. securities and in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Manager, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. To the extent the Portfolio is subject to maximum percentage limitations on investments in emerging market securities, the Portfolio calculates those limitations by defining “emerging market securities” as securities issued by companies located in emerging market countries. For more information about how the Manager may determine whether an issuer is “located in” a particular country, see “Location of Issuer” below. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies	To the extent the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies it will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

28	Premier Multi-Series VIT

Foreign Currency Transactions. The Portfolio may (but is not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces the Portfolio’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Portfolio may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, the Portfolio will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Portfolio’s portfolio manager(s).

Derivatives	Unless otherwise stated in the Portfolio Summary or under “Principal Investments and Strategies of the Portfolio,” the Portfolio may, but is not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, the Portfolio may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which the Portfolio would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Portfolio may buy, sell or otherwise utilize (unless otherwise stated in the Portfolio Summary or under “Principal Investments and Strategies of the Portfolio”) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Portfolio may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Portfolio may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

The Portfolio’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject the Portfolio to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit and Counterparty Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to

Prospectus	29

make required payments or otherwise comply with the contract’s terms. To the extent the Portfolio has significant exposure to a single or small group of counterparties, this risk will be particularly pronounced.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by the Manager in accordance with Rule 22e-4 under the 1940 Act (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. In accordance with the 1940 Act restrictions on “senior securities” and SEC staff interpretations on potential leverage through derivatives, if the Portfolio engages in derivatives trading it routinely segregates liquid assets and/or “covers” its derivatives positions, as described in more detail in “Derivative Instruments” in the SAI. While one purpose of segregation and coverage is to mitigate the downside risks of leverage, these practices do not eliminate such risks and cannot prevent the Portfolio from incurring losses (including significant reductions in net asset value) as a result of investing in derivatives. Leveraging risk may be especially applicable to the Portfolio to the extent that it may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of the Portfolio may wish to retain the Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio’s interest. If the Manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments

Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that the Portfolio invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Portfolio bears the risk that the issuer of an

30	Premier Multi-Series VIT

equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to the Portfolio’s restrictions on investments in illiquid securities.

Defensive Strategies	In response to adverse market, economic, political or other conditions, the Portfolio may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Portfolio may not achieve its investment objectives when it does so. The Portfolio may maintain a portion of its assets in high-quality fixed income securities, cash and cash equivalents to pay Portfolio expenses and to meet redemption requests.

Fixed Income Securities	As used in this Prospectus, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Investments in U.S. Government securities and other government securities remain subject to the risks associated with downgrade or default. Unless otherwise stated in the Portfolio Summary or under “Principal Investments and Strategies of the Portfolio,” the Portfolio may invest in derivatives based on fixed income securities. Although most of the Portfolio’s focus is on equity and related investments, the Portfolio may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. By way of example, the price of a bond fund with a duration of three years and a bond fund with a duration of five years would be expected to fall approximately 3% and 5%, respectively, if interest rates rose by one percentage point. Certain fixed-income funds can have “negative” duration profiles (which may be achieved through the use of derivatives or other means), meaning they tend to increase in value in response to an increase in interest rates. For these funds, a 1% increase in interest rates would tend to correspond to a 1% increase in value for every year of negative duration. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Senior and Other Bank Loans	The Portfolio may invest in fixed- and floating-rate loans where a bank or other financial institution is the primary lender or agent, including loans made to or issued by U.S. or non-U.S. banks or other corporations, delayed funding loans and revolving credit facilities. Bank loans may also take the form of direct interests acquired during a primary distribution or the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. The Portfolio may also gain exposure to bank loans and related investments through the use of total return swaps and/or other derivative instruments.

As noted, the Portfolio may purchase “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Prospectus	31

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Portfolio. For example, if the loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

The Portfolio may also invest in “participations” in bank loans. Participations by the Portfolio in a lender’s portion of a bank loan typically will result in the Portfolio having a contractual relationship only with such lender, not with the borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Portfolio may assume the credit risk of both the borrower and the lender selling the participation.

The senior loans in which the Portfolio may invest typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate (such as the LIBOR Rate) plus a premium. Although senior loans are typically of below investment grade quality (i.e., high yield securities), they tend to have more favorable recovery rates than other types of below investment grade quality debt obligations. Senior loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A senior loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. A financial institution’s employment as an Agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the Agent for the benefit of the Portfolio were determined to be subject to the claims of the Agent’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of senior loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. Indebtedness of borrowers whose credit worthiness is poor involves substantially greater risks and may be highly speculative. If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the common shares could be adversely affected. Senior loans that are fully secured may offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured senior loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Portfolio may invest in senior loans that are unsecured.

The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans are not traded on any national securities exchange. There may also be less public information available about bank loans as compared to other debt securities. Bank loans are generally less liquid than many other debt securities. Transactions in bank loans may settle on a delayed basis (and in certain cases may take longer than seven days to settle), such that the Portfolio may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Portfolio’s redemption obligations until a substantial period after the sale of the loans. To the extent a senior loan has been deemed illiquid, it will be subject to the Portfolio’s restrictions on investment in illiquid securities. Please see “How the Trust Raises Redemption Proceeds” above for a discussion on how the Portfolio expects to meet short-term redemption obligations. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loans and other debt instruments that are not in the form of securities may offer less legal protection to the Portfolio in the event of fraud or misrepresentation.

32	Premier Multi-Series VIT

Senior loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price.

Senior loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from free cash flow. The degree to which borrowers prepay senior loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new senior loan with the proceeds from the prepayment of the former. The effect of prepayments on the Portfolio’s performance may be mitigated by the receipt of prepayment fees and the Portfolio’s ability to reinvest prepayments in other senior loans that have similar or identical yields.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by the Manager to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Credit Ratings and Unrated Securities	The Portfolio may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Portfolio’s Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Manager does not rely solely on credit ratings and may develop its own analyses of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if the Manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event the Portfolio invests a significant portion of assets in high yield securities and/or unrated securities, the Portfolio’s success in achieving its investment objective may depend more heavily on the Manager’s creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Private Placement and Restricted Securities Risk

A private placement involves the sale of securities that have not been registered under the Securities Act of 1933 (the “Securities Act”), or relevant provisions of applicable non-U.S. law. In addition to the general risks to which all securities are subject, securities acquired by the Portfolio in a private placement are generally subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Portfolio may be unable to dispose of such securities

Prospectus	33

when it desires to do so, or at a favorable time or price. Private placements may also present valuation risks. Private placement securities include Rule 144A securities, which are eligible for purchase and sale pursuant to Rule 144A under the Securities Act. Rule 144A permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities. Private placement securities may be deemed illiquid and thus may be subject to the Portfolio’s limitation on illiquid investments, although the Portfolio may determine that certain private placement securities are liquid in accordance with Rule 22e-4 under the 1940 Act. See “Illiquid Securities” below.

Variable and Floating Rate Securities	Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If the Portfolio invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Portfolio may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When the Portfolio holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares. Certain of the Portfolio’s investments, including variable- and floating-rate securities, may require the Portfolio to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities	Convertible securities are generally bonds, debentures, notes, preferred securities, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, the Portfolio may be forced to convert a security before it would otherwise choose, which may decrease the Portfolio’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities, including synthetic structured notes, may also be created by third parties, typically investment banks or other financial institutions. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

34	Premier Multi-Series VIT

Loans of Portfolio Securities	For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. The Portfolio may (but is not required to) lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of the Portfolio’s assets. The Portfolio does not currently have a program in place pursuant to which it could lend portfolio securities. However, the Portfolio may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

Short Sales	The Portfolio may make use of short sales for investment and risk management purposes, including when the Manager anticipates that the market price of securities will decline or will underperform relative to other securities held in the Portfolio’s portfolio. Short sales are transactions in which the Portfolio sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Portfolio may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When the Portfolio engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. The Portfolio is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio may engage in short sales that are not “against the box,” which involve additional risks. The Portfolio’s loss on a short sale could theoretically be unlimited in a case where the Portfolio is unable, for whatever reason, to close out its short position. The Portfolio’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Portfolio held only long positions. It is possible that the Portfolio’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Portfolio. In addition, the Portfolio’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short selling also involves a form of financial leverage that may exaggerate any losses realized by funds that utilize short sales. See “Summary of Principal Risks—Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Portfolio. See “Summary of Principal Risks—Credit and Counterparty Risk.” The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which the Portfolio may enter into short positions. Any such restrictions may hinder the Portfolio in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, the Portfolio may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Portfolio’s short-selling of individual securities on adequate terms. Following recent economic developments,

Prospectus	35

including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, the Portfolio may be unable to engage in short sales of individual securities on traditional terms. The Portfolio may instead seek all of its short exposure through derivatives. To the extent the Portfolio achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above. See “Investment Objectives and Policies—Short Sales” in the Statement of Additional Information for more detail.

When-Issued, Delayed Delivery and Forward Commitment Transactions	The Portfolio may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

Repurchase Agreements	The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings	The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. The Portfolio will segregate assets determined to be liquid by the Manager in accordance with Rule 22e-4 under the 1940 Act to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

The Portfolio also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Portfolio currently described in this Prospectus or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Portfolio may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for the Portfolio. See “Summary of Principal Risks—Leveraging Risk.”

Illiquid Securities	The Portfolio may not purchase or otherwise acquire any illiquid securities if, immediately after the acquisition, the value of illiquid securities held by the Portfolio would exceed 15% of the Portfolio’s net assets. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Manager may be subject to significant delays in disposing of illiquid securities held by the Portfolio, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This generally includes securities that are unregistered, such as securities issued pursuant to Rule 144A under the Securities Act, or that are otherwise exempt from registration under the Securities Act, such as commercial paper. If the Portfolio determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its net asset value, report the occurrence in compliance with Rule 30b1-10 under the 1940 Act and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities.

36	Premier Multi-Series VIT

REITs and Real Estate-Related Investments	The Portfolio may invest in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives. REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that the Portfolio invests in real estate-related investments, such as securities of real estate-related companies, REITs, REOCs and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social economic trends. To the extent the Portfolio invests in REITs and/or REOCs, the Portfolio is also subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. As with any investment in real estate, the performance of a REIT or REOC will also depend on factors specific to that instrument, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the management of such REIT or REOC. To the extent a REIT or REOC is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs and/or ROECs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of such REITs and REOCs. The Portfolio’s investments in REITs could cause the Portfolio to recognize income in excess of cash received from those securities and, as a result, the Portfolio may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Mortgage-Related and Asset-Backed Securities	The Portfolio may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset backed securities in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Portfolio to utilize these instruments successfully may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool. The loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Investment in Other Investment Companies

The Portfolio may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers. To the extent the estimated fees and expenses of the Portfolio attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Portfolio’s average net assets (without taking into account expenses

Prospectus	37

from investing cash collateral for securities loans), those amounts are reflected in the Portfolio’s expense table in the Portfolio Summary under the heading “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses do not include expenses associated with investments in the securities of unaffiliated investment companies unless those companies hold themselves out to be investment companies. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Portfolio may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Portfolio Turnover	The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a fund employing a written call option strategy or similar strategy may increase to the extent that the fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, and may adversely impact the Portfolio’s after-tax returns. The trading costs associated with portfolio turnover may adversely affect the Portfolio’s performance.

Changes in Investment Objectives and Policies	The investment objective of the Portfolio is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval. In addition, the Portfolio may be subject to additional restrictions on its ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. If there is a change in the Portfolio’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Portfolios	Because the Portfolio is relatively recently formed, it has limited performance history for investors to evaluate. Also, it is possible that the Portfolio, to the extent it is newer or smaller sized (including if it has lost significant assets through market declines or redemptions), may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Portfolio’s size, have a disproportionate impact on the Portfolio’s performance results. The Portfolio would not necessarily have achieved the same performance results if its aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Portfolio investments listed in this Prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Portfolio’s investments refer to total assets. Unless otherwise stated, if the Portfolio is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Portfolio may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives (based on either notional or mark-to-market value depending on the instrument and circumstances), placement warrants or other structured products. Such exposure may be achieved through a combination of multiple instruments or through a combination of one or more investment instruments and cash or cash equivalents. To the extent the Portfolio is subject to market capitalization or similar criteria that are tied to specific securities indices (“reference indices”), the Portfolio may require a reasonable time period to align its investment portfolio with any new market capitalization or other criteria when the reference index is rebalanced or reconstituted.

Location of Issuer	Certain Portfolio policies may be determined by reference to whether an issuer is “located in” a particular country or group of countries. In determining whether an issuer is “located in” a particular country for those purposes, the Manager will consider a number of factors, including but not limited to: (i) whether the issuer’s securities are principally traded in the country’s markets; (ii) where the issuer’s principal offices or operations are located; (iii) where the issuer is headquartered or organized; and (iv) the percentage of the issuer’s revenues derived from goods or services sold or manufactured in the country. The Manager may also consider other factors in making this determination. No single factor will necessarily be determinative nor must all be present for the Manager to determine that an issuer is in a particular country.

38	Premier Multi-Series VIT

Other Investments and Techniques	The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Portfolio to additional risks. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to AllianzGI U.S. and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of AllianzGI U.S.’s clients, including the Portfolio. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Portfolio is generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Portfolio or the Manager. The Portfolio’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Portfolio’s ability to engage in securities transactions and take advantage of market opportunities.

Prospectus	39

Financial Highlights

The financial highlights table below is intended to help you understand the financial performance of shares of the Portfolio for the period since the shares were first offered. The table does not reflect the fees and expenses of AllianzIM Funds or Variable Contracts through which investors may invest indirectly into the Portfolio. If it did, expenses would be higher.

Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in shares of the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, are included in the Trust’s annual reports to shareholders. The Trust’s annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

		Investment Operations:			Dividends and Distributions to Shareholders from:
For a share outstanding throughout each period:^	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Gains
Year ended December 31, 2018	$10.09	$0.14	$(0.77)	$(0.63)	$(0.14)	$(0.12)
Year ended December 31, 2017	9.54	0.10	1.32	1.42	(0.15)	(0.72)
Year ended December 31, 2016	9.30	0.02	0.27	0.29	(0.05)	—
Period from April 27, 2015* through December 31, 2015	10.00	(0.01)	(0.69)	(0.70)	—	—
^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(1)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(2)	Does not include expenses of the investment companies in which the Portfolio invests.
(3)	Annualized, unless otherwise noted.
(4)	Certain expenses incurred by the Portfolio were not annualized.

40	Premier Multi-Series VIT

Dividends and Distributions to Shareholders from:			Ratios/Supplemental Data:
Total Dividends and Distributions to Shareholders	Net Asset Value, End of Period	Total Return (1)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (2)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (2)		Ratio of Net Investment Income (Loss) to Average Net Assets (2)		Portfolio Turnover Rate
$(0.26)	$9.20	(6.28)%	$25,773	1.14%		1.93%		1.40%		49%
(0.87)	10.09	14.90	22,411	1.11		1.76		0.95		91
(0.05)	9.54	3.15	25,275	1.11		1.74		0.25		72
—	9.30	(7.00)	20,287	1.15	(3)(4)	2.17	(3)(4)	(0.23	)(3)(4)	58

Prospectus	41

Additional Performance Information

This section contains additional information regarding the calculation of the Portfolio’s performance and the presentation of such performance. The Average Annual Total Returns Table in the Portfolio’s Portfolio Summary compares the Portfolio’s returns with those of a broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Description” describe the market indices and Lipper Inc. (“Lipper”) Average that are used in the Portfolio Summary. The sub-section below titled “Performance” describes the calculation of the Portfolio’s performance. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Index Descriptions	The Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

The Bloomberg Barclays U.S. Aggregate Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

The J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for US dollar-denominated debt instruments of the Emerging Markets: Brady bonds, loans, Eurobonds.

The MSCI All Country World Index captures large and mid-cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across the Developed Markets countries around the world, excluding the US and Canada. The index is comprehensive, covering approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI Emerging Markets Index captures large and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index.

Lipper Average Description	The Lipper VIP Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

Performance	Information about the Portfolio’s performance is based on the Portfolio’s record to a recent date and is not intended to indicate future performance. Investment results of the Portfolio will fluctuate over time, and any representation of the Portfolio’s total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semi-annual reports to shareholders contain additional performance information for the Portfolio (to the extent available) and are available upon request, without charge, by calling the telephone numbers listed at the end of this Prospectus.

42	Premier Multi-Series VIT

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Portfolio’s annual report discusses the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about the Portfolio, make shareholder inquiries or access our 24 hour automated telephone response system by calling
1-800-498-5413 or by writing to:

Premier Multi-Series VIT

1633 Broadway

New York, NY 10019

You may access reports and other information about the Trust on the EDGAR Database on the Securities and Exchange Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-22712.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at us.allianzgi.com. You can also visit our Web site for additional information about the Portfolio’s shares.

Investment Company Act File No. 811-22712

AZ1009_050119

PREMIER MULTI-SERIES VIT

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2019

RCM Dynamic Multi-Asset Plus VIT Portfolio

PREMIER MULTI-SERIES VIT

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus of Premier Multi-Series VIT (the “Trust”), as supplemented from time to time (the “Prospectus”). Through the Prospectus dated May 1, 2019, the Trust offers shares of RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”).

Audited financial statements for the Portfolio as of December 31, 2018, including notes thereto, and the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s December 31, 2018 Annual Report. The Trust’s December 31, 2018 Annual Report was filed electronically with the Securities and Exchange Commission (“SEC”) on February 27, 2019 (Accession No. 0001193125-19-053119). A copy of the Prospectus, and the Annual and Semi-annual Reports corresponding to the Prospectus, may be obtained free of charge at the addresses and telephone number(s) listed below.

Shares of the Portfolio currently are available to be purchased by segregated asset accounts (“Separate Accounts”) that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, “Allianz Life”), or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles (“AllianzIM Funds”) managed by Allianz Investment Management LLC (“AllianzIM”), an affiliate of the Manager (as defined below). Shares of the Portfolio also may be sold to any other entity who may hold such shares and not preclude the separate account that invests in the Portfolio from using a certain “look-through” rule set forth in the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder (described in the section of this Statement of Additional Information entitled “Taxation”).

To obtain the Premier Multi-Series VIT Prospectus, Annual and Semi-Annual Reports, and Statement of Additional Information, please contact:

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Telephone: 1-800-498-5413

THE TRUST

Premier Multi-Series VIT (the “Trust”) is an open-end management investment company (“mutual fund”) that currently consists of one investment series, which is described in this Statement of Additional Information (“SAI”). The Trust’s series described in this Statement of Additional Information is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on May 30, 2012.

This Statement of Additional Information relates to the prospectus for the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) which invests directly in equity securities and other securities and instruments. The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.

Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) is the investment manager of the Portfolio. AllianzGI U.S. is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“AAMA”)

On April 20, 2018, the NFJ Dividend Value Portfolio was liquidated and dissolved.

INVESTMENT OF ASSETS

In addition to the principal investment strategies and the principal risks of the Portfolio described in the Prospectus, the Portfolio may employ other investment practices and may be subject to additional risks, which are described below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, the Portfolio may engage in each of the practices described below. However, the Portfolio is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Portfolio. Unless otherwise stated herein, all investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval or notice. In addition, the Portfolio may be subject to restriction on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

The Portfolio’s Manager, and, in certain cases, the individual portfolio managers responsible for making investment decisions for the Portfolio, are referred to as the “Adviser(s).”

Borrowing

Subject to the limitations described under “Investment Restrictions” below, the Portfolio may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Portfolio’s assets and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Portfolio’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Portfolio sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Portfolio pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money, the Portfolio may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings. The Trust has entered into a credit agreement (the “State Street Agreement”), among the Trust, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement has a term that runs through October 24, 2019 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers must also pay a usage fee at an annualized rate of 0.20% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

In addition to borrowing money, the Portfolio may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Portfolio to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Dollar rolls are transactions in which the Portfolio sells mortgage-related securities, such as a security issued by the Government National Mortgage Association (“GNMA”), for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security.

The Portfolio will typically segregate or “earmark” assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities that the Portfolio sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Portfolio’s limitations on borrowings as specified under “Investment Restrictions” below.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

The Portfolio may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Portfolio may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Portfolio may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which the Portfolio may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Manager expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.

Securities Loans

Subject to certain conditions described in the Prospectus and below, the Portfolio may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by the Adviser to be of satisfactory credit standing. Securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Portfolio an amount equal to any dividends or interest received on the securities lent.

The Portfolio may invest the cash collateral received or receive a fee from the borrower. In the case of cash collateral, the Portfolio typically pays a rebate to the borrower (in addition to payments to its securities lending agent, as described below). Cash collateral that the Portfolio receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other funds or indirectly through investments in affiliated or unaffiliated money market funds. Any investment of cash collateral through such joint accounts is subject to conditions established by the SEC staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Portfolio in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the Portfolio’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Portfolio may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. A portion of any income earned through investment of cash collateral and a portion of any fees received from borrowers may be retained by the Portfolio’s securities lending agent, which currently is an affiliate of the Manager. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the Portfolio share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.

Investments of cash collateral may lose value and/or become illiquid, although the Portfolio remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Portfolio, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. See “Mortgage-Related and Asset-Backed Securities” below for more information. To the extent the Portfolio invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Portfolio to liquidate other portfolio holdings in an effort to generate cash.

Any securities lending income would be disclosed as such in the “Statement of Operations” in the Trust’s annual report for the applicable fiscal period. The Portfolio may pay reasonable finders’, administration and custodial fees in connection with a loan of securities and may share the interest earned on the collateral with the borrower.

The Portfolio may lend portfolio securities up to the maximum percentage set forth in the Prospectus and under “Investment Restrictions — Fundamental Investment Restrictions” below.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Portfolio, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice.

The Portfolio may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. When engaged in securities lending, the Portfolio’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S. Government securities.

The Portfolio does not currently have a program in place pursuant to which it may lend portfolio securities and does not expect to lend portfolio securities to a significant degree, but it may establish such a program in the future.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of common stock or other equity securities (or cash or securities of equivalent value) of the same or a different issuer at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

The Portfolio may invest in contingent convertible securities (“CoCos”), which generally either convert into equity or have their principal written down upon the occurrence of certain pre-specified triggering events, which may be linked to the issuer’s stock price, regulatory capital thresholds, regulatory actions relating to the issuer’s continued viability, or other pre-specified events. As a result, an investment by the Portfolio in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by the Portfolio in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Portfolio’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by the Portfolio are converted into the issuer’s underlying equity securities following a trigger event, the Portfolio’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Portfolio in CoCos may result in losses to the Portfolio.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, the Portfolio may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two elements are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Manager believes that such a combination may better achieve the Portfolio’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Portfolio may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment and the Portfolio in turn assumes credit risk associated with the convertible note.

Non-U.S. Securities

The Portfolio may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S. (including securities traded in local currencies); non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in “non-U.S. securities” for the Portfolio, the Adviser may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. Some non-U.S. securities may be restricted against transfer within the United States or to a United States person. For more information about how the Adviser may determine whether an issuer is located in a particular country, see “Characteristics and Risks of Securities and Investment Techniques — Location of Issuer” in the Prospectus, if applicable.

The non-U.S. securities in which the Portfolio may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. taxes, including withholding taxes; and the expropriation or nationalization of non-U.S. issuers.

The Portfolio may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the ADRs, EDRs or GDRs. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. For this reason, there may be an increased possibility that the Portfolio would not become aware of and be able to respond in a timely manner to corporate actions such as stock splits or rights offerings involving the foreign issuer of the security underlying an ADR. While readily exchangeable with stock in local markets, the depository receipts in an unsponsored program may be less liquid than those in a sponsored program.

The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability that affects U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, non-U.S. securities and income derived from those securities may be subject to non-U.S. taxes, including withholding taxes, which will reduce investment returns. See “Taxation.” Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio.

Member States of the European Union recently put in place new laws and regulations to implement the second Markets in Financial Instruments Directive (“MiFID II”) and the related Markets in Financial Instruments Regulation (“MiFIR”). These impose new regulatory obligations and costs, among other things with respect to the processes and conditions under which global asset managers such as Allianz Global Investors acquire investment research. Notably, investment managers subject to MiFID II may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources, or from a separate, dedicated account paid for with client funds with client permission (or a combination of these methods). Although the Manager and the Trust are both organized in the U.S., they may be affected by MiFID II in several potential scenarios, including, without limitation, where: the Manager seeks to aggregate trades on behalf of the Trust with those of vehicles that are directly subject to MiFID II; the Manager seeks to use brokers based in the European Union; and/or the Manager or the Trust make use of advisory personnel who are subject to European Union regulation.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Euro- and EU-related risks. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of the Portfolio’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other EMU countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

The Portfolio may face potential risks associated with the referendum on the United Kingdom’s continued membership in the European Union, which resulted in a vote for the United Kingdom to leave the European Union. The vote to leave the European Union may result in substantial volatility in foreign exchange markets and may lead to a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact the Portfolio’s returns. The vote to leave the European Union may result in a sustained period of market uncertainty, as the United Kingdom seeks to negotiate the terms of its exit. It may also destabilize some or all of the other European Union member countries and/or the EMU. These developments could result in losses to the Portfolio, as there may be negative effects on the value of the Portfolio’s investments and/or on the Portfolio’s ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for the Portfolio to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the European Union and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the European Union or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Portfolio investments are or become subject. Any of these events, as well as an exit or expulsion of a European Union member state other than the United Kingdom from the European Union, could negatively impact the Portfolio’s returns.

Investments in Russia. The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Emerging Market Securities. The risks of investing in non-U.S. securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of the Portfolio’s Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Portfolio’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Debt Obligations. The debt obligations of non-U.S. governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the non-U.S. government. The Portfolio may invest in securities issued by certain supranational entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent non-U.S. governments will be able or willing to honor their capitalization commitments for those entities.

Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Portfolio may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations that generate primarily passive income.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Portfolio may not realize that a foreign corporation in which it invests is a PFIC for U.S. federal income tax purposes, which could cause the Portfolio to incur U.S. federal income tax or other charges (including interest charges) at the Portfolio level. See “Taxation” below for a more detailed discussion of the tax consequences of the Portfolio’s investment in PFICs.

Subject to applicable limits under the 1940 Act, the Portfolio may also invest in foreign mutual funds that are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”

Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Prospectus and this Statement of Additional Information, the Portfolio may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

The Portfolio may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain that might be realized by the Portfolio if the value of the hedged currency increases.

Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:

Lock In. When the Portfolio desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Portfolio may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Portfolio wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Portfolio’s Adviser believes that the Portfolio can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Portfolio would enter into a forward contract to sell the currency in which the portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Portfolio would hope to benefit from an increase (if any) in the value of the security.

Proxy Hedge. The Portfolio might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Portfolio purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Portfolio’s net asset value per share.

The Portfolio may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires the Portfolio to deliver a foreign currency.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Portfolio’s ability to enter into foreign currency transactions, force the Portfolio to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Portfolio, any of which may result in a loss to the Portfolio. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the U.S. Commodity Futures Trading Commission (“CFTC”) and the SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes. These changes are expected to reduce counterparty risk as compared to bilaterally negotiated contracts.

The Portfolio may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Among the risks facing funds that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular portfolio’s Adviser. The Portfolio will segregate assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act to cover forward currency contracts entered into for non-hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Portfolio. Certain foreign currency transactions in which the Portfolio may invest may be OTC transactions (e.g., currency swap transactions). See “Derivative Instruments—Swap Agreements” for a discussion of certain risks associated with such transactions.

Commodities

The Portfolio may invest in instruments that provide exposure to, and are subject to the risks of, investments in commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, coal, alternative energy, steel, timber, agricultural products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Portfolio may invest in companies principally engaged in the commodities industries (such as mining, dealing or transportation companies) with significant exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that the Portfolio invests in companies principally engaged in the commodities industries, the Portfolio will also be subject to these risks. Commodity investments may not correlate with equity market returns. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with returns on commodity investments to the extent expected by the Portfolio’s portfolio manager(s).

In order to qualify for the special U.S. federal income tax treatment accorded regulated investment companies and their shareholders described in “Taxation” below, the Portfolio must, among other things, derive at least 90% of its income from certain specified sources (such income, “qualifying income”). Income from certain commodity-linked investments does not constitute qualifying income to the Portfolio. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause the Portfolio’s nonqualifying income to exceed 10% of the Portfolio’s gross income for any year, the Portfolio would fail the 90% gross income test and fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the Portfolio level. See “Taxation.” The Portfolio’s intention to so qualify can therefore limit the manner in or extent to which the Portfolio seeks exposure to commodities.

Derivative Instruments

The Portfolio may (but is not required to) use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Portfolio’s investment returns, to hedge against market, credit, interest rate, currency and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Portfolio may invest in derivatives other than those shown below.

The value of some derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to utilize these instruments successfully may depend in part upon its ability to forecast interest rates and other economic factors correctly. If the Portfolio incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could suffer losses.

The Portfolio might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If the Portfolio incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Portfolio to close out or to liquidate its derivatives positions.

In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Portfolio and its counterparty and certain derivative transactions may be terminated by the counterparty or the Portfolio, as the case may be, upon the occurrence of certain Portfolio-related or counterparty-related events, which may result in losses or gains to the Portfolio based on the market value of the derivative transactions entered into between the Portfolio and the counterparty. It may not be possible for the Portfolio to modify, terminate, or offset the Portfolio’s obligations or the Portfolio’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Portfolio. Upon the expiration or termination of a particular contract, the Portfolio may wish to retain its position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Portfolio not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Portfolio. Furthermore, after such an expiration or termination of a particular contract, the Portfolio may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Portfolio may lose money.

The Portfolio may engage in strategies, including certain derivatives strategies, to, among other things, generate current, distributable income, even if such strategies could potentially result in declines in the Portfolio’s net asset value. Also, suitable derivative and/or hedging transactions may not be available in all circumstances, and there can be no assurance that the Portfolio will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or, if a strategy is used, that it will be successful.

Among other trading agreements, the Portfolio is also party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern OTC derivative transactions entered into by the Portfolio. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Portfolio below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Depending on the relative size of the Portfolio’s derivatives positions, such an election by one or more of the counterparties could have a material adverse impact on the Portfolio’s operations.

As further described below, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While some of the relevant rules have been finalized and implemented, others are still not in effect, so its ultimate impact remains unclear. The European Union and certain other countries are implementing similar requirements, which may affect the Portfolio if it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. New regulations could restrict and/or impose significant costs or other burdens upon the Portfolio’s ability to participate in derivatives transactions. Similarly, these changes could impose limits or restrictions on the counterparties with which the Portfolio engages in derivatives transactions. As a result, the Portfolio may be unable to use certain derivative instruments or otherwise execute its investment strategy. These risks may be particularly acute to the extent the Portfolio uses commodity-related derivative instruments. Further, the requirements for qualification as a regulated investment company under U.S. federal income tax law limit the extent to which the Portfolio may enter into commodity-related derivatives. See “Taxation” below.

Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectus, the Portfolio may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, the Portfolio may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

When the Portfolio writes a call (put) option on an underlying security it owns (is short), the option is sometimes referred to as a “covered option.” The Portfolio may write such options. When the Portfolio writes a call (put) option on an underlying securities it does not own (is not short), the option is sometimes referred to as a “naked option.” The Portfolio may not write “naked” call options on individual securities other than exchange traded funds (“ETFs”).

However, the Portfolio may write a call or put option only if the option is “covered” as such term is used in the context of Section 18 of the 1940 Act. In the case of a call option on a security, a call option is covered for these purposes if the Portfolio segregates assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis. The option is also covered if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act in such amount are segregated) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio segregates assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act in an amount equal to the contract value of the index. A call option is also covered if the Portfolio holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Portfolio in assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act. A put option on a security or an index is “covered” if the Portfolio segregates assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act equal to the exercise price. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Portfolio in assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act.

If an option written by the Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, the Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures.

The Portfolio may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Portfolio’s immediate obligations. The Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

OTC Options. The Portfolio may also purchase and write OTC options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Portfolio may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Portfolio may also purchase and write so-called dealer options. Participants in OTC options markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and therefore OTC derivatives generally expose the Portfolio to greater counterparty risk than exchange-traded derivatives.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. If the Portfolio were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Portfolio were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held by the Portfolio, the Portfolio foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, the Portfolio forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Portfolio’s portfolio securities decline.

The value of call options written by the Portfolio will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by the Portfolio are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, the Portfolio’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect the Portfolio engaging in options transactions.

If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Portfolio may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by the Portfolio is covered by an option on the same index or ETF purchased by the Portfolio, movements in the index or ETF may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Portfolio’s portfolio securities).

Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Portfolio’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared.

Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Portfolio may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Portfolio may also enter into futures contracts for the purchase or sale of securities. The Portfolio may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Portfolio may invest in Index Futures and related options when the Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for the Portfolio pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, the Portfolio may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. The Portfolio may also minimize potential market and liquidity problems that may result from increases in positions already held by the Portfolio. The Portfolio’s purchase and sale of Index Futures is limited to contracts listed on exchanges that have been approved by the CFTC.

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Portfolio will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, the Portfolio will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when the Portfolio has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Portfolio has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker.

The Portfolio may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions that remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Portfolio purchases such instruments. Positions in Index Futures may be closed out by the Portfolio only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Portfolio may invest will be developed and traded in the future.

The Portfolio may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its futures commission merchant an amount of margin set by the exchange on which the contract is traded (“initial margin”). The required amount of initial margin may be modified by the exchange or the futures commission merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio would ordinarily earn interest income on initial margin deposits. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the exchange of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will mark to market its open futures positions.

The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Portfolio may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Portfolio may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Portfolio may utilize futures contracts for investment and/or speculative purposes. For instance, the Portfolio may invest to a significant degree in Index Futures on stock indexes and related options (including those that may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust its exposure to a particular market. The Portfolio may also use these investments to hedge against changes in the value of securities that the Adviser intends to purchase for the portfolio.

When purchasing a futures contract, the Portfolio will segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, such as contracts required to “cash settle,” the Portfolio’s obligation under) the futures contract. Alternatively, the Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, the Portfolio will segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act that are equal to the market value of the instruments underlying the contract (or in certain cases, such as contracts required to “cash settle,” the Portfolio’s obligation under the contract). Alternatively, the Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, the Portfolio will segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio, or by taking other offsetting positions.

When selling a put option on a futures contract, the Portfolio will segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio, or by taking other offsetting positions.

With respect to futures contracts that “physically settle,” the Portfolio may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract. With respect to futures that are required or permitted to “cash settle,” however, the Portfolio is permitted to set aside or “earmark” liquid assets in an amount equal to the Portfolio’s daily mark-to-market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the full notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Portfolio will have the ability to utilize these contracts to a greater extent than if the Portfolio were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover the Portfolio’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

The Portfolio’s intention to qualify as a regulated investment company and the requirements for so qualifying also may limit the extent to which the Portfolio may enter into certain futures, options or forward contracts.

Commodity Pool Operators and Commodity Trading Advisors. The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if a fund markets itself as providing investment exposure to such instruments. The Manager is registered as a “commodity pool operator” with respect to certain registered funds that are not part of the Trust (the “CPO Funds”). The Manager has claimed eligibility for an exclusion from the definition of “commodity pool operator” pursuant to CFTC Rule 4.5 with respect to the Portfolio.

To remain eligible for the CFTC Rule 4.5 exclusion, the Portfolio must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Portfolio holds out its use of such commodity interests. These limitations may restrict the Portfolio’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Portfolio, and/or adversely affect the Portfolio’s total return.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Portfolio and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, the Portfolio would experience either a loss or gain on the future that is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Portfolio may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Portfolio may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Portfolio may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, the Portfolio’s return may have been higher if no hedging had been attempted.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures position or a futures option position, and the Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio’s dividend distributions and are not reflected in yield.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

        Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject the Portfolio’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Portfolio hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. The value of some derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could suffer losses.

Swap Agreements. The Portfolio may enter into total return swap agreements, credit default swap agreements and other swap agreements made with respect to interest rates, currencies, indexes or baskets of securities (or a single security), commodities and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.

Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Portfolio’s investment objectives and general investment policies, the Portfolio may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Portfolio may be required to pay a higher fee at each swap reset date.

The Portfolio may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Portfolio may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or non-U.S. issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. The Portfolio, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk—the risk that the counterparty may fail to satisfy its payment obligations to the Portfolio in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Portfolio’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

The Portfolio also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Portfolio will receive one or more premium payments from its counterparty in return for the Portfolio’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Portfolio effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Portfolio would keep the premium payments received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt and asset-backed securities) and by jurisdiction (e.g., United States, Europe and Asia).

In connection with credit default swaps in which the Portfolio is the seller, the Portfolio will typically segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the full notional amount of the swap (minus any collateral on deposit or amounts owed to the Portfolio in connection with that position).

If the Portfolio enters into a credit default swap agreement, the Portfolio will write insurance protection on the full notional amount of the agreement.

The Portfolio also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.

Whether the Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio’s interest. The Portfolio bears the risk that the Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because, they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Portfolio is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Portfolio will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Portfolio will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Portfolio’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Portfolio (if any), the Portfolio is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

New rules and regulations affecting the derivatives market affect counterparty risk with respect to derivatives. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Portfolio might not be fully protected in the event of the bankruptcy of the Portfolio’s clearing member, because the Portfolio would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Portfolio is subject to the risk that a clearing organization will use the Portfolio’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Portfolio is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Portfolio if another customer of the clearing member has suffered a loss and is in default, and the risk that the Portfolio will be required to provide additional variation margin to the clearing house before the clearing house will move the Portfolio’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Portfolio, or in the event of fraud or misappropriation of customer assets by a clearing member, the Portfolio could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

If the Manager attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments.

Many swaps are complex and often valued subjectively. Many OTC derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Portfolio realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Portfolio enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Portfolio’s net asset value.

Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Risk of Governmental Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Portfolio from using such instruments as a part of its investment strategy, and could ultimately prevent the Portfolio from being able to achieve its investment objectives. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

In addition, the SEC issued a proposed rule under the 1940 Act in December 2015 providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Portfolio’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Portfolio may be unable to implement its investment strategy.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Portfolio or the ability of the Portfolio to continue to implement its investment strategies. In particular, the Dodd-Frank Act, which was signed into law in July 2010, sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Portfolio may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions. Additionally, U.S. regulators recently issued final rules pursuant to the Dodd-Frank Act that establish minimum margin and capital requirements for uncleared OTC derivatives transactions that will have a material impact on the Portfolio’s use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between the Portfolio and its swap counterparties and may increase the amount of margin the Portfolio is required to provide. They impose regulatory requirements on the timing of transferring margin, which may accelerate the Portfolio’s current margin process. They will also effectively require changes to typical derivatives margin documentation.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Portfolio’s counterparty is a clearing house, rather than a bank or broker. Since the Portfolio is not a member of a clearing house and only clearing members can participate directly in the clearing house, the Portfolio will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Portfolio will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Portfolio may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Portfolio, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Portfolio to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Portfolio to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Portfolio is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Portfolio’s behalf. In those cases, the transaction might have to be terminated, and the Portfolio could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Portfolio and clearing members is drafted by the clearing members and generally is less favorable to the Portfolio than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Portfolio in favor of the clearing member for losses the clearing member incurs as the Portfolio’s clearing member and typically does not provide the Portfolio any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Portfolio. For example, swap execution facilities typically charge fees, and if the Portfolio executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Portfolio may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Portfolio’s behalf, against any losses or costs that may be incurred as a result of the Portfolio’s transactions on the swap execution facility. If the Portfolio wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Portfolio could not execute all components of the package on the swap execution facility. In that case, the Portfolio would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Portfolio to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Portfolio with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict the Portfolio’s ability to engage in, or increase the cost to the Portfolio of, derivatives transactions, for example, by making some types of derivatives no longer available to the Portfolio, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Portfolio and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Portfolio to new kinds of risks and costs.

A Note on Commodity-Linked Derivatives. The Portfolio may seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked or commodity-linked structured notes. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. The Portfolio bears the risk that the counterparty could default under a swap agreement. See “Swap Agreements” above for further detail about swap transactions. Further, the Portfolio may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes, and are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. See “Structured Notes and Indexed Securities” below for further discussion of these notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Portfolio’s investments in commodity-linked instruments may bear on or be limited by the Portfolio’s intention to qualify as a regulated investment company under the Code. See “Taxation.”

Asset Segregation. Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Portfolio. In such event, the Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board of Trustees, in which case such transactions will not be considered “senior securities” by the Portfolio. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), the Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were to segregate or earmark liquid assets equal to the full notional value of the derivative.

Short Sales

Except as specified in the Prospectus, the Portfolio may make use of short sales transactions. The Portfolio may make use of short sales for investment and risk management purposes, including when the Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Portfolio’s portfolio. Short sales are transactions in which the Portfolio sells a security or other instrument (such as an option, forward, futures or other derivatives contract) that it does not own. The Portfolio may engage in short sales by entering into a repurchase agreement with respect to the securities it wishes to sell short. See “Repurchase Agreements.” Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. To the extent the Portfolio seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the risks described in this section, as well as to those described under “Derivative Instruments” above. When the Portfolio engages in a short sale on a security, it must borrow the security to be sold short and will be subject to an obligation to deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. The Portfolio is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily, as described further below. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited.

A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if the Portfolio holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by the Portfolio that are not made “against the box” create opportunities to increase the Portfolio’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

        Short sales may involve unlimited loss potential, as the market price of securities sold short may continuously increase, although it is possible that the Portfolio could mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market and other conditions, the Portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales. The Portfolio’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Portfolio held only long positions. It is possible that the Portfolio’s long equity positions will decline in value at the same time that the value of the securities it has sold short increase, thereby increasing potential losses to the Portfolio. In addition, the Portfolio’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. If a request for return of borrowed securities or other instruments occurs at a time when other short sellers of the securities or other instruments are receiving similar requests, a “short squeeze” can occur, and the Portfolio may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities to other instruments short. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Portfolio that utilizes short sales. See “Leveraging Risk” in the Prospectus. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Portfolio. The SEC and other (including non-U.S.) regulatory authorities have previously imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which the Portfolio may enter into short positions. Any such restrictions may hinder the Portfolio in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Portfolio’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.

The Portfolio will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Portfolio’s total assets.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Portfolio will segregate until the settlement date assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Portfolio may earn income on segregated securities.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Portfolio either (i) segregates until the settlement date assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Portfolio may also enter into forward commitments for the purchase or sale of non-U.S. currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio’s other assets. The Portfolio may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

To Be Announced Securities (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the Portfolio. As an alternative to an outright sale of a particular TBA security, the Portfolio may elect to reduce its exposure to the TBA security by entering into a short sale “against the box” with respect to some or all of its position in the TBA security. Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.

Rights and Warrants to Purchase Securities

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

The Portfolio may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as other OTC derivatives, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when the Portfolio wishes to sell it.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, the Portfolio may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Portfolio would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser will monitor the creditworthiness of the counterparties.

Other Investment Companies

The Portfolio may invest in securities of other open-end, closed-end or unit investment trust investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Portfolio’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

The Portfolio may invest in another investment company for a range of reasons, including during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when the Adviser believes share prices of other investment companies offer attractive values. The Portfolio may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for the Portfolio to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers.

Investment companies, and in particular ETFs, may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or OTC at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. Investment companies, particularly closed-end investment companies, may also use financial leverage, which tends to increase volatility in net asset value and also gives rise to a range of additional risks described in the Prospectus and herein.

As a shareholder in an investment company, the Portfolio will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Portfolio’s management fees and other expenses with respect to assets so invested. The Portfolio’s shareholders would therefore be subject to duplicative expenses to the extent the Portfolio invests in other investment companies.

In general, under Section 12(d)(1)(A) of the 1940 Act, an investment company such as the Portfolio may not (i) own more than 3% of the outstanding voting securities of any one investment company, (ii) invest more than 5% of its total assets in the securities of any one investment company or (iii) invest more than 10% of its total assets in securities of other investment companies.

However, the Portfolio may invest in other investment companies in excess of these general limits through several mechanisms that are described in the following paragraphs, as applicable. The Portfolio may invest in money market funds without limit in compliance with Rule 12d1-1 under the 1940 Act. Section 12(d)(1)(G) of the 1940 Act permits the Portfolio to invest in funds in the “same group of investment companies” (“affiliated funds”), government securities and short-term paper. In addition to the investments permitted by Section 12(d)(1)(G), Rule 12d1-2 under the 1940 Act permits the Portfolio to make investments under certain circumstances in: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company and (3) money market funds. In order to be an eligible investment under Section 12(d)(1)(G), an affiliated fund must have a policy prohibiting it from investing in other registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. To the extent the Portfolio relies on Section 12(d)(1)(G) to invest without limit in shares of an affiliated fund, such affiliated fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

In addition to investments permitted by Section 12(d)(1)(G) and Rules 12d-1 and 12d-2, the Portfolio may, pursuant to an exemptive order that the Trust has obtained from the SEC, invest in securities of other registered investment companies beyond the general limits described above, subject to certain terms and conditions, including, in the case of unaffiliated investment companies, that the Portfolio enters into an agreement with such other registered investment company regarding the terms and conditions of the order. With limited exceptions, when the Portfolio invests in another investment company beyond the 3%, 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act in reliance on the order, such other investment company may not invest in other funds beyond the 3%, 5% and 10% limitations even when it would otherwise be eligible to do so.

The SEC has proposed Rule 12d1-4 under the 1940 Act. Subject to certain conditions, proposed Rule 12d1-4 would provide an exemption to permit the Portfolio to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1). In connection with the proposed rule, the SEC has also proposed to withdraw existing Rule 12d-2 and certain exemptive relief under Section 12(d)(1), including the Trust’s exemptive order. If these changes are adopted as proposed, the Portfolio may not be able to implement the same investment strategies as it currently does under the Trust’s exemptive order.

A fund that makes substantial investments in unaffiliated ETFs may do so in excess of the 12(d)(1)(A) limitations in reliance on exemptive relief that many ETFs obtain. ETFs that obtain exemptive relief of this type typically agree to certain conditions, including a requirement that other funds seeking to invest in excess of the 12(d)(1)(A) limitations execute a participation agreement with the ETF.

Regulation S Securities

The Portfolio may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the investment will be included with the Portfolio’s 15% of net assets limitation on investment in illiquid securities. Furthermore, because Regulation S Securities are generally less liquid than registered securities, the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Illiquid Securities

The Portfolio may not purchase or otherwise acquire any illiquid securities if, immediately after the acquisition, the value of illiquid securities held by the Portfolio would exceed 15% of the Portfolio’s net assets. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. If the Portfolio determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its net asset value, report the occurrence in compliance with Rule 30b1-10 under the 1940 Act and, depending on the circumstances, may take additional steps to reduce its holdings of illiquid securities. The Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written OTC options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities that legally or in the Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser has determined to be liquid in accordance with Rule 22e-4 under the 1940 Act).

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair the Portfolio’s ability to pursue its investment objective or utilize certain investment strategies and techniques.

Corporate Debt Securities

The Portfolio may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Investments in U.S. Government Securities remain subject to the risks associated with downgrade or default. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Prior to September 2008, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. However, the value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses and in mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and

FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

High Yield Securities (“Junk Bonds”)

The Portfolio may invest in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings is included in Appendix A to this Statement of Additional Information.

Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Portfolio may continue to hold high yield securities following a decline in its rating if in the opinion of the Adviser it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. Even though such securities do not pay current interest in cash, the Portfolio nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Prices of high yield securities are generally more sensitive to economic downturns or individual corporate developments than higher quality securities. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the Portfolio’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The average maturity or duration of the debt securities in the Portfolio’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, the Portfolio may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Inflation-Indexed Bonds

The Portfolio may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. The Portfolio may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Portfolio may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require the Portfolio to make a pro rata share of all loans extended to the borrower and entitle the Portfolio to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectus. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate assets that the Adviser, in accordance with Rule 22e-4 under the 1940 Act, have determined are liquid in an amount sufficient to meet such commitments.

Event-Linked Bonds

The Portfolio may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or may implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio would expect to recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectus. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so.

Credit-Linked Trust Certificates

The Portfolio may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of derivative instruments, such as credit default swaps, total return swaps, interest rate swaps or other securities, in order to provide exposure to the high yield or another debt securities market. Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Portfolio would receive as an investor in the trust. The Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, valuation risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Portfolio will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. If market quotations are not readily available for the certificates, they will be valued by the Portfolio at fair value as determined by the Board of Trustees or persons acting at its direction. The Portfolio may lose its entire investment in a credit-linked trust certificate.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, the Portfolio’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Portfolio may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, the Portfolio’s rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio would participate in such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio.

Bank Obligations

The Portfolio may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

Bank obligations in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of the Portfolio’s restrictions on investments in illiquid securities. The Portfolio may also hold funds in an interest-bearing account for temporary purposes.

Obligations of non-U.S. banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a non-U.S. jurisdiction might impose taxes, including withholding taxes, on interest income payable on those obligations, that non-U.S. deposits may be seized or nationalized, that non-U.S. governmental restrictions such as exchange controls may be adopted and in turn might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning non-U.S. banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to United States banks. Non-U.S. banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Senior and Other Bank Loans

The Portfolio may invest in fixed- and floating-rate loans where a bank or other financial institution is the primary lender or agent, including loans made to or issued by U.S. or non-U.S. banks or other corporations, delayed funding loans and revolving credit facilities. Bank loans may also take the form of direct interests acquired during a primary distribution or the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. The Portfolio may also gain exposure to bank loans and related investments through the use of total return swaps and/or other derivative instruments.

As noted, the Portfolio may purchase “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Portfolio may also invest in “participations” in bank loans. Participations by the Portfolio in a lender’s portion of a bank loan typically will result in the Portfolio having a contractual relationship only with such lender, not with the borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Portfolio may assume the credit risk of both the borrower and the lender selling the participation.

Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

A bank loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution, acting as agent, for a lending syndicate of financial institutions. The agent administers the terms of the loan, as specified in the loan agreement. In addition, the agent is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of the Portfolio were determined to be subject to the claims of the agent’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of senior loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the common shares could be adversely affected. Senior loans that are fully secured may offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured senior loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Portfolio may invest in senior loans that are unsecured.

Senior loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price.

Senior loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from free cash flow. The degree to which borrowers prepay senior loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new senior loan with the proceeds from the prepayment of the former. The effect of prepayments on the Portfolio’s performance may be mitigated by the receipt of prepayment fees and the Portfolio’s ability to reinvest prepayments in other senior loans that have similar or identical yields.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Portfolio may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated (see Appendix A for a description of the ratings assigned by various rating agencies to commercial paper). The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities — Asset-Backed Securities” for a discussion of asset-backed commercial paper.

Cash and Other High Quality Instruments

The Portfolio may temporarily invest a portion of its assets in high-quality fixed income securities, cash and cash equivalents in response to unfavorable market and other conditions. These cash equivalents and other high quality debt securities may include money market instruments. Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by the Portfolio at varying rates of interest under direct arrangements between the Portfolio, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit. If a custodian holds cash on behalf of the Portfolio, the Portfolio may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Portfolio will be subject to credit risk with respect to such custodian, which may be heightened to the extent the Portfolio takes a temporary defensive position.

Variable and Floating Rate Securities

Variable- or floating-rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable-rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Portfolio may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest-rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Portfolio may also invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When the Portfolio holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares.

Certain of the Portfolio’s investments, including variable- and floating-rate securities, may require the Portfolio to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation.”

Zero Coupon Bonds, Step Coupon Bonds and Payment-in-Kind Securities

Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

Payment-in-kind securities are debt or preferred securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

Because the Portfolio will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years the Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements for treatment as a regulated investment company under the Code. The Portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Portfolio to sell the securities at the time. Please see “Taxation.”

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market and other conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for the Portfolio to dispose of them or to determine their current value.

Debtor-in-Possession Financings

The Portfolio may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). DIP financings generally involve the same risks as investments in senior bank loans and similar debt instruments, as well as certain additional risks. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, the Portfolio’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and the Portfolio may receive securities of a reorganized issuer (e.g. common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.

Municipal Securities

The Portfolio may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable the Portfolio to demand payment on short notice from the issuer or a financial intermediary.

The Portfolio may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Portfolio.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of such municipal bonds for investment by the Portfolio and the value of such municipal bonds held by the Portfolio may be affected. In addition, it is possible that events occurring after the date of a municipal bond’s issuance, or after the Portfolio’s acquisition of such obligation, may result in a determination that the interest paid on that obligation is taxable, in certain cases retroactively.

Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

The Portfolio may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Portfolio may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

The Portfolio may also invest in various short-term municipal securities, including tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax anticipation notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue anticipation notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond anticipation notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction loan notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-term discount notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government, including its agencies and instrumentalities (“Agency Securities”). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a fund may subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Residual interest bonds (“RIBs”) are municipal bonds that brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. In a transaction in which a fund purchases a RIB from a trust where the underlying municipal bond was held by a fund prior to being deposited into a trust, a fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, a fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, a funds NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBS acquired by funds where a fund did not previously own the underlying municipal bond.

The Portfolio may invest in Build America Bonds, which are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009 (the “Act”). The objective of the program was to reduce the borrowing costs of state and local governments. Because the Act was not extended beyond its expiration date on December 31, 2010, tax subsidies will not apply to, and the Portfolio will not purchase, Build America Bonds issued following such date (if any). However, Build America Bonds outstanding and issued before such date remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds.

Mortgage-Related and Asset-Backed Securities

The Portfolio may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Portfolio invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Portfolio to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Portfolio may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held by the Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Portfolio may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Portfolio) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Portfolio) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

In the recent past, the residential mortgage market in the United States experienced difficulties that adversely affected the performance and market value of certain mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increased during this period, and a decline in or flattening of housing values was generally viewed as exacerbating such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation. As described above under “U.S. Government Securities,” FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. As described above under “U.S. Government Securities,” FHLMC is now under conservatorship by the FHFA. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio’s industry concentration restrictions (see “Investment Restrictions”) by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. This payment structure provides investors with some protection against a premature return of principal.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with the Portfolio’s investment objectives and policies, the Portfolio may invest in various tranches of CMO bonds, including support bonds.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Portfolio, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Portfolio’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates, which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence. There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events. Additionally, there can be no assurance that service providers to reverse mortgage trusts (“RMTs”) will diligently and appropriately execute their duties with respect to servicing such trusts. As a result, investors (which may include the Portfolio) in notes in RMTs may be deprived of payments to which they are entitled. This could result in losses to the Portfolio. Investors, including the Portfolio, may determine to pursue negotiations or legal claims or otherwise seek compensation from RMT service providers in certain instances. This may involve the Portfolio incurring costs and expenses associated with such actions.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Portfolio holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

        Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to the Portfolio’s limitations on investment in illiquid securities.

Asset-Backed Securities. The Portfolio may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The Portfolio may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers.

However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. The Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Some asset-backed securities, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. Asset-backed securities also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an asset-backed securities transaction. Finally, asset-backed securities have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Portfolio’s Prospectus (e.g., interest rate risk, which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates, and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Portfolio that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation corporations. The proceeds of EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, railroad or other corporations, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs. However, because principal and interest payments of EETCs are funded in the ordinary course by the lessee corporation, the Portfolio treats EETCs as corporate bonds/obligations for purposes of compliance testing and related classifications.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with the Portfolio’s investment objective and policies, the Portfolio also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Real Estate Securities and Related Derivatives

The Portfolio may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. The organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Exchange Traded Notes

The Portfolio may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The Portfolio may hold an ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes. The extent of the Portfolio’s investment in commodity-linked ETNs, if any, is limited by tax considerations.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Portfolio would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” in this Statement of Additional Information.

Hybrid Instruments

The Portfolio may invest in “hybrid” or indexed securities. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Portfolio.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Portfolio will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, the Portfolio’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. The Portfolio’s Adviser analyzes these notes and securities in its overall assessment of the effective duration of the Portfolio’s holdings in an effort to monitor the Portfolio’s interest rate risk.

Potential Impact of Large Redemptions and Purchases of Portfolio Shares

From time to time, shareholders of the Portfolio (which may include affiliates of the Manager or affiliated and/or non-affiliated registered investment companies that invest in the Portfolio) may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause the Portfolio to have to sell securities, or invest additional cash, as the case may be. While the overall impact of these transactions over time is not known, there could be adverse effects on the Portfolio’s performance to the extent that the Portfolio is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Portfolio. These transactions may result in higher portfolio turnover and increase transaction costs, which may impact the Portfolio’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate.

Cybersecurity Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Portfolio) and their service providers (including the Manager) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Portfolio, the Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Portfolio or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential Portfolio information, impede trading, cause reputational damage, and subject the Portfolio to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cybersecurity or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.While the Manager has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Manager does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Manager or the Portfolio. Similar types of cybersecurity risks also are present for issuers of securities in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investment in such securities to lose value.

Contingent Value Rights

The Portfolio may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs may be awarded to shareholders in the context of a corporate acquisition or major restructuring, such as a Chapter 11 or other bankruptcy reorganization. For example, shareholders of an acquired or reorganized company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date, or to receive cash payments and/or securities in the event of future sale or liquidation event involving the company by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

Interfund Lending

Pursuant to an exemptive order granted by the SEC (the “Order”), the Portfolio is authorized to enter into a master interfund agreement (the “Interfund Program”) with certain other funds advised by AllianzGI U.S. For purposes of this subsection only, the term “Fund” includes the Portfolio and any fund advised by AllianzGI U.S. that is subject to the Order. The Interfund Program allows each Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Funds for temporary purposes through the Interfund Program (each an “Interfund Loan”). Funds issuing Interfund Loans are referred to below as “Borrowing Funds,” and Funds acquiring Interfund Loans are referred to below as “Lending Funds.” All Interfund Loans would consist only of uninvested cash reserves that the Lending Fund otherwise would invest in short-term repurchase agreements or othershort-term instruments. Although any future series of money market funds may, to the extent permitted by their investment policies, participate in the Interfund Program, they typically will not need to participate as borrowers because they rarely need to borrow cash to meet redemptions.

If a Fund has outstanding bank borrowings, any Interfund Loan to the Fund will: (i) be at an interest rate equal to or lower than the interest rate of any outstanding bank loan; (ii) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (iii) have a maturity no longer than any outstanding bank loan (and in any event not over seven days); and (iv) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the Lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the Lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the Borrowing Fund.

A Fund may make an unsecured borrowing under the Interfund Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Program are equal to or less than 10% of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after borrowing under the Interfund Program exceed 10% of its total assets, the Fund may borrow under the Interfund Program on a secured basis only. A Fund may not borrow under the Interfund Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund’s fundamental restriction or non-fundamental policy.

No Fund may lend to another Fund through the Interfund Program if the loan would cause the Lending Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the Lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a Lending Fund and may be repaid on any day by a Borrowing Fund.

The limitations described above and the other conditions of the Order permitting Interfund Lending are designed to minimize the risks associated with Interfund Lending for both the Lending Fund and the Borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund under the Interfund Program, there is a risk that the Interfund Loan could be called on one day’s notice, in which case the Borrowing Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the Borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a Lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment restrictions.

INVESTMENT RESTRICTIONS

Investment Objectives

Except to the extent set forth in the Prospectus, the investment objective of the Portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the Portfolio, and may not be changed with respect to the Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of the Portfolio. Under these restrictions, the Portfolio:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) may not purchase or sell commodities. This restriction shall not prohibit the Portfolio, subject to the restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Portfolio’s portfolio securities.

With respect to paragraph (5) above, the 1940 Act and regulatory interpretations currently permit the Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (6) above, the 1940 Act and regulatory interpretations currently limit the percentage of the Portfolio’s securities that may be loaned to one-third of the value of its total assets. To the extent these are current interpretive positions that do not reflect any formal rule or statutory requirements, they may be changed by regulators without notice.

Other Information Regarding Investment Restrictions and Policies

The Portfolio is also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff or other regulators.

Unless otherwise stated, all limitations applicable to the Portfolio’s investments will apply at the time of investment. The Portfolio will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of the Portfolio’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. While the Portfolio may not violate a restriction as a result of subsequent changes in market values, it may have obligations to take steps to remedy positions outside of stated percentage limits, as in the case of the 15% limitation on illiquid securities discussed under “Investment of Assets – Illiquid Securities” above. The Manager will take into account market, tax and other consequences to the Portfolio in considering whether or not sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Manager will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on the Portfolio’s investments refers to total assets.

The Manager may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Manager) for purposes of the Portfolio’s investment restrictions and policies relating to industry concentration.

In addition, the Manager may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Portfolio it advises that are specific to the Manager. For example, the Manager may employ its own internally-developed definitions and standards in connection with defining Portfolio market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of the Portfolio’s geographic restrictions). In addition, the definitions and standards used by the Manager may change over time and without notice to investors, and in certain cases the Manager may use definitions and standards for the Portfolio that differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts that it advises.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent the Portfolio covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Portfolio’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Portfolio.

The Portfolio interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Portfolio, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The phrase “shareholder approval,” as used in the Prospectus, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, Trust or share class, as the case may be, or (2) 67% or more of the shares of the Portfolio, Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust, its Amended and Restated By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Effective December 18, 2014, the Board of Trustees of the Trust, which also serves as the board of trustees of AllianzGI Institutional Multi-Series Trust, an open-end investment company with multiple series for which the Manager serves as investment manager, and Allianz Funds Multi-Strategy Trust, an open-end investment company with multiple series for which the Manager serves as investment manager, was consolidated with the board of trustees of Allianz Funds, an open-end investment company with multiple series for which the Manager serves as investment manager.

Board Leadership Structure—The Trust’s Board of Trustees consists of twelve Trustees, ten of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust or of the Manager (the “Independent Trustees”), which represents over 83% of Board members that are Independent Trustees. An Independent Trustee serves as Chairman of the Board and is selected by vote of the majority of the Independent Trustees. The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Trust and the Portfolio, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established six standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight Committee, the Compliance Committee, the Contracts Committee, the Governance and Nominating Committee, the Performance Committee and the Valuation Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee includes, at a minimum all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and having Independent Trustees serve as Committee Chairs, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager in the day-to-day management of Portfolio affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Trust and the Fund Complex (as such term is defined in the instructions to Form N-1A), the variety of asset classes those series include, the net assets of the Portfolio, the Trust and the Fund Complex and the management, distribution and other service arrangements of the Portfolio, the Trust and the Fund Complex. The Board also believes that its structure, including the presence of two Trustees who are executives with one or more Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.

Risk Oversight — The Portfolio has retained the Manager to provide investment advisory services and administrative services. The Manager is immediately responsible for the management of risks that may arise from Portfolio investments and operations. Some employees of the Manager and its affiliates serve as the Trust’s officers, including the Trust’s principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager employs different processes, procedures and controls to identify and manage different types of risks that may affect the Portfolio. The Board oversees the performance of these functions by the Manager, both directly and through the Committee structure it has established. The Board receives from the Manager a wide range of reports and presentations, both on a regular and as-needed basis, relating to the Portfolio’s activities and to the actual and potential risks of the Portfolio and the Trust as a whole. These include, among others, reports and presentations on investment risks, custody and valuation of the Portfolio’s assets, compliance with applicable laws, the Portfolio’s financial accounting and reporting and the Board’s oversight of risk management functions. The Board also regularly receives, from the Portfolio’s principal underwriter and the CCO (as defined below), reports regarding the distribution, sale and marketing of the Portfolio’s shares, as well as related risks. In addition, the Board meets periodically with the individual portfolio managers of the Portfolio or their delegates to receive reports regarding the portfolio management of the Portfolio and its performance, including its investment risks. In the course of these meetings and discussions with the Manager, the Board has emphasized the importance of maintaining vigorous risk-management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”) of the Trust. The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization, including its Head of Risk Management, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Portfolio can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Portfolio’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

The Trustees and executive officers of the Trust, their years of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and other directorships held by the Trustees of the Trust are listed in the following tables. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

Independent Trustees(1)

Based on a review of the experience, qualifications, attributes and skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust. Each Independent Trustee has served as a Trustee of the Trust for a number of years and/or has served as a Trustee of one or more investment companies affiliated with the Trust for a number of years. These qualifications, as well as other qualifications preceding the five-year reporting period in the table below, support the conclusion that each individual should serve as a Trustee in light of the Trust’s business and structure.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees

Sarah E. Cogan 1956	Trustee	Since January 2019	Of Counsel, Simpson Thacher & Bartlett LLP (law firm) (“STB”). Formerly, Partner, STB (1989-2018); Director, Girl Scouts of Greater New York (since 2016) and Trustee, Natural Resources Defense Council, Inc. (since 2013).	92	None.

Deborah A. DeCotis 1952	Trustee	Since June 2012	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999-2014).	92	None.

F. Ford Drummond 1962	Trustee	Since December 2014	Owner/Operator, Drummond Ranch; and Board Member, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI- Health Plans (benefits administration); and Chairman, Oklahoma Water Resources Board.	64	Director, BancFirst Corporation.

Bradford K. Gallagher 1944	Trustee	Since June 2012	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); and Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).	92	None.

James A. Jacobson 1945	Trustee	Since June 2012	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	92	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	Trustee, Vice Chairman of the Board	Since June 2012	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly, Managing Director), Royal Bank of Canada Capital Markets (since 2004).	92	None.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James S. MacLeod 1947	Trustee	Since December 2014	Executive Chairman of the Board, CoastalSouth Bancshares, Inc.; Chairman, CoastalStates Bank; Vice Chairman of the Board and Member of Executive Committee, University of Tampa; Trustee, MUSC Foundation and Director, Mortgage Bankers Association of America. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	64	Non-Executive Chairman & Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	Trustee	Since June 2012	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None.

Alan Rappaport 1953	Trustee, Chairman of the Board	Since June 2012	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); and Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015); and Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009-2018).	92	None.

Davey S. Scoon 1946	Trustee, Vice Chairman of the Board	Since December 2014	Adjunct Professor, University of Wisconsin-Madison (since 2011).	64	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013- 2016); Director, Orthofix International N.V. (2011-2015); and Chairman, Tufts Health Plan (1997- 2014).

Interested Trustees(1)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas J. Fuccillo (2) 1968	Trustee	Since March 2019	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; President and Chief Executive Officer of 64 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal (2004 – 2019); Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013 – 2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2005 – 2016).	64	None.

Erick R. Holt (2) 1952	Trustee	Since December 2017	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer of Allianz Asset Management GmbH (2006 – 2018).	64	None.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.
(1)

“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Portfolio.

(2)	Each of Messrs. Fuccillo and Holt is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with the Manager and its affiliates.

Executive Officers

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo 1633 Broadway, 43rd Floor New York, NY 10019 1968	President and Chief Executive Officer	Trustee since March 2019; President and Chief Executive Officer since April 2016.	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; President and Chief Executive Officer of 64 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal (2004-2019); Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013-2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2005-2016).

Scott Whisten 1633 Broadway, 43rd Floor New York, NY 10019 1971	Treasurer, Principal Financial and Accounting Officer	Since April 2018	Director of Allianz Global Investors U.S. LLC and Treasurer, Principal Financial and Accounting Officer of 64 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine 1633 Broadway, 43rd Floor New York, NY 10019 1964	Chief Legal Officer and Secretary	Since April 2016	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Chief Legal Officer and Secretary of 64 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas L. Harter, CFA 600 West Broadway San Diego, CA 92101 1975	Chief Compliance Officer	Since June 2013	Director, Senior Compliance Manager of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran 1633 Broadway, 43rd Floor New York, NY 10019 1961	Assistant Treasurer	Since June 2012	Vice President of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 64 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1633 Broadway, 43rd Floor New York, NY 10019 1974	Assistant Treasurer	Since June 2012	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 64 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Debra Rubano 1633 Broadway, 43rd Floor New York, NY 10019 1975	Assistant Secretary	Since December 2015	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 64 funds in the Fund Complex.

Craig Ruckman 1633 Broadway, 43rd Floor New York, NY 10019 1977	Assistant Secretary	Since December 2017	Director and Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 64 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Trustee Qualifications — The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). As mentioned above, each Independent Trustee has served as a Trustee of the Trust for a number of years and/or has served as a Trustee of one or more investment companies affiliated with the Trust for a number of years. Each Trustee is knowledgeable about the Trust’s business and service provider arrangements, which are for the most part common among the Trust, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Portfolio, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Sarah E. Cogan — Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the Independent Trustees of the Funds and as counsel to other independent trustees, investment companies and asset management firms.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a Director of the Helena Rubinstein Foundation, Stanford Graduate School of Business and Armor Holdings.

F. Ford Drummond — Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of the BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also serves as a member and is a past chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state.

Thomas J. Fuccillo — Mr. Fuccillo has substantial executive-level experience in the asset management industry as President and Chief Executive Officer of all series in the Fund Complex and formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex. Mr. Fuccillo has served a critical role in the holding company for the Manager, developing and running the legal team that supports the US retail funds business. Because of his familiarity and extensive experience with the Fund Complex, the Manager and affiliated entities, Mr. Fuccillo serves as an important information resource for the Independent Trustees.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Trust with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

Erick R. Holt — Mr. Holt has substantial executive-level experience in the asset management industry, including extensive experience as General Counsel, Global Chief Risk Officer and Chief Compliance Officer of the holding company for the Manager and other affiliates. Because of his familiarity with the Fund Complex, the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at an NYSE specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his past service as a trustee of another fund family.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

James S. MacLeod — Mr. MacLeod has substantial business and finance experience, including in the banking sector. He has experience as an officer and a board member of public and private companies. He is the Executive Chairman of the Board of Coastal Bancshares and Chairman of CoastalStates Bank and Homeowners Mortgage. He is also on the board of Sykes Enterprises, Inc. He also has experience in the non-profit sector overseeing the endowment of the University of Tampa while serving as Vice Chairman of the Board and as a member of the Executive Committee.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America, as Vice Chairman of U.S. Trust and as an Advisory Director of an investment firm.

Davey S. Scoon — Mr. Scoon has many years of senior executive experience in the financial services industry, including 14 years as Chief Operating Officer of Colonial Mutual Funds. He has a background and experience in accounting and finance as well as experience as an officer of public companies. He served as Chief Administrative and Financial Officer for Tom’s of Maine and SunLife Financial – U.S. He serves on several public company boards. He is a director of several biomedical companies, including serving as board chair of a health plan with a $1 billion investment portfolio. He also provides significant financial expertise and has been determined by the Board to be an “audit committee financial expert.”

Committees of the Board of Trustees

Audit Oversight Committee. The Trust’s Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s Audit Oversight Committee is currently composed of Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Mses. Cogan and DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the current Chair of the Trust’s Audit Oversight Committee.

The Trust’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Portfolio and, among other things, determines the selection of the independent registered public accounting firm for the Portfolio and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Portfolio, and approves non-audit services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager and entities in a control relationship with the Manager, that provide services to the Portfolio where the engagement relates directly to the operations and financial reporting of the Portfolio. The Audit Oversight Committee considers the possible effect of those services on the independence of the Portfolio’s independent registered public accounting firm. The Audit Oversight Committee convened 4 times during the fiscal year ended December 31, 2018.

Compliance Committee. The Trust’s Compliance Committee is currently composed of Messrs. Drummond, Fuccillo, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport, Holt and Scoon and Mses. Cogan and DeCotis. Mr. Drummond is the current Chair of the Trust’s Compliance Committee. The Compliance Committee’s responsibilities include providing oversight with respect to regulatory and fiduciary compliance matters involving the Trust, reviewing and making recommendations regarding compliance policies and procedures, receiving reports from the CCO as to the results of internal audit functions, advising the Board on matters relating to the CCO and serving as principal liaison between the Board and compliance officers. The Compliance Committee was constituted on December 15, 2016, and convened 4 times during the fiscal year ended December 31, 2018.

Contracts Committee. The Trust’s Contracts Committee is currently composed of Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Mses. Cogan and DeCotis, each of whom is an Independent Trustee. Ms. Cogan is the current Chair of the Trust’s Contracts Committee. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration and distribution agreements and plans. The Contracts Committee convened 4 times during the fiscal year ended December 31, 2018.

Governance and Nominating Committee. The Trust’s Governance and Nominating Committee is currently composed of Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Mses. Cogan and DeCotis, each of whom is an Independent Trustee. Mr. Rappaport is the Chair of the Trust’s Governance and Nominating Committee. The Governance and Nominating Committee’s responsibilities include the oversight of matters relating to the functions and duties of the Board of Trustees (including Board education) and the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. It is the policy of the Governance and Nominating Committee to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Governance and Nominating Committee are summarized below and set forth as Appendix D to this Statement of Additional Information. The Governance and Nominating Committee succeeds the previously existing Compensation Committee of the Trust and will periodically review and recommend for approval by the Board the structure and level of compensation and any related benefits to be paid or provided by the Trust to the Independent Trustees for their services on the Board and any committees of the Board. The Governance and Nominating Committee convened 2 times during the fiscal year ended December 31, 2018.

Qualifications, Evaluation and Identification of Trustee Nominees. The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Governance and Nominating Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) ability, judgment and expertise; and (v) overall diversity of the Board’s composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Trust’s current Trustees, the Trust’s officers, the Manager, shareholders of any Portfolio and any other source the Governance and Nominating Committee deems appropriate. The Governance and Nominating Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Governance and Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Governance and Nominee Candidates, which are set forth as Appendix A to the Trust’s Governance and Nominating Committee Charter and attached as Appendix D to this Statement of Additional Information. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to the Governance and Nominating Committee Charter, available at http://us.allianzgi.com/documents/Nominating-Committee-Charter, and the Procedures for Shareholders to Submit Governance and Nominee Candidates, attached as Appendix D to this Statement of Additional Information.

The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.

Performance Committee. The Trust’s Performance Committee is currently composed of Messrs. Drummond, Fuccillo, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport, Holt and Scoon and Mses. Cogan and DeCotis. Mr. MacLeod is the current Chair of the Trust’s Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Portfolio and any changes in investment philosophy, approach and personnel of the Manager. The Performance Committee convened 8 times during the fiscal year ended December 31, 2018.

Valuation Committee. The Trust’s Valuation Committee is currently composed of Messrs. Drummond, Fuccillo, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon and Mses. Cogan and DeCotis. Mr. Ogden is the current Chair of the Trust’s Valuation Committee. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Portfolio’s portfolio securities on behalf of the Board in accordance with the Portfolio’s valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Portfolio’s portfolio securities and periodically reviews information from the Manager regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. The Valuation Committee convened 5 times during the fiscal year ended December 31, 2018.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees’ Compensation” below.

Securities Ownership as of December 31, 2018

Name of Trustee	Dollar Range of Equity Securities in the Portfolio or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees(1)
Sarah E. Cogan	None	None
Deborah A. DeCotis	None	Over $100,000
F. Ford Drummond	None	Over $100,000
Bradford K. Gallagher	None	Over $100,000
James A. Jacobson	None	Over $100,000
Hans W. Kertess	None	Over $100,000
James S. MacLeod	None	Over $100,000
William B. Ogden IV	None	Over $100,000
Alan Rappaport	None	Over $100,000
Davey S. Scoon	None	Over $100,000
Interested Trustees(1)
Thomas J. Fuccillo(2)	None	Over $100,000
Erick R. Holt	None	None

(1)

“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Portfolio. Each of Messrs. Fuccillo and Holt is an “Interested Person” of the Portfolio due to her or his affiliation with the Manager and its affiliates.

(2)	Mr. Fuccillo became a Trustee on March 21, 2019. As of December 31, 2018, he did not beneficially own any shares in the Portfolio.

To the Trust’s knowledge, the following table provides information regarding each class of securities owned beneficially in an investment manager or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Trust, as of December 31, 2018 by the Independent Trustees and their immediate family members.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Sarah E. Cogan	N/A	N/A	N/A	N/A	N/A
Deborah A. DeCotis	N/A	N/A	N/A	N/A	N/A
F. Ford Drummond	N/A	N/A	N/A	N/A	N/A
Bradford K. Gallagher	N/A	N/A	N/A	N/A	N/A
James A. Jacobson	N/A	N/A	N/A	N/A	N/A
Hans W. Kertess	N/A	N/A	N/A	N/A	N/A
James S. MacLeod	N/A	N/A	N/A	N/A	N/A
William B. Ogden, IV(1)	N/A	N/A	N/A	N/A	N/A
Alan Rappaport	N/A	N/A	N/A	N/A	N/A
Davey S. Scoon	N/A	N/A	N/A	N/A	N/A

(1)	Mr. Ogden owns a less than 1% limited liability company interest in PIMCO Global Credit Opportunity Onshore Fund LLC, a private investment vehicle sponsored by an affiliate of the Manager.

Trustees’ Compensation

Each of the Independent Trustees also serves as a trustee of Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (collectively with the Trust, the “Allianz-Sponsored OEFs”). Each of the Independent Trustees also serves as a trustee of AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI Equity & Convertible Income Fund, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI Convertible & Income 2024 Target Term Fund and AllianzGI Diversified Income & Convertible Fund, each a closed-end fund for which the Manager serves as investment manager (together, the “Allianz Closed-End Funds” and, together with the Allianz-Sponsored OEFs, the “Allianz-Sponsored Funds”). In addition, each of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Mses. Cogan and DeCotis serves as a trustee or director of a number of closed-end and open-end funds for which Allianz Global Fund Management previously served as investment manager and its affiliate, Pacific Investment Management Company LLC (“PIMCO”), served as sub-adviser (together, the “PIMCO-Sponsored Funds”). The PIMCO-Sponsored Funds were transitioned to the PIMCO Funds platform effective September 5, 2014, such that Allianz Global Fund Management no longer served as the investment manager to those funds. Subsequently, the Independent Trustees receive separate compensation from the Allianz-Sponsored Funds in addition to amounts received for service on the Boards of the PIMCO-Sponsored Funds.

Each of the Allianz-Sponsored Funds is expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager, receives annual compensation of $235,000, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $25,000 annually, payable quarterly. The Performance Committee Chair receives an additional $10,000 annually, payable quarterly. The Contracts Committee Chair receives an additional $10,000 annually, payable quarterly. The Valuation Committee Chair receives an additional $5,000 annually, payable quarterly. The Compliance Committee Chair receives an additional $5,000 annually, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs in connection with joint meetings will be allocated among the Allianz-Sponsored Funds on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. The Trust still has obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

The following table sets forth information regarding compensation for the most recent fiscal year (except as noted) received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust). Prior to January 1, 2017, the compensation arrangements for those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) differed from the compensation arrangements that are currently in effect, as described above.

Name of Person	Aggregate Compensation from Trust(1)		Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year- Ended December 31, 2018(1)(2)
Bradford K. Gallagher		$324	NA	NA		$460,000
James A. Jacobson		$360	NA	NA		$535,000
Hans W. Kertess		$324	NA	NA		$535,000
William B. Ogden, IV		$331	NA	NA		$465,000
Alan Rappaport		$338	NA	NA		$470,000
Deborah A. DeCotis		$338	NA	NA		$470,000
F. Ford Drummond		$331	NA	NA		$240,000
James S. MacLeod		$324	NA	NA		$235,000
Davey S. Scoon		$428	NA	NA		$310,000
Sarah E. Cogan(3)	$	N/A	NA	NA	$	N/A

(1)

All compensation figures in this table include payments deferred by Trustees for the relevant period. As of December 31, 2018, the total amount of deferred compensation accrued and outstanding across the Fund Complex (relating to deferrals during the calendar year ended December 31, 2018 and any prior years) was as follows: Drummond $2,481,958, MacLeod $168,762 Rappaport $989,180 and Scoon $1,234,126.

(2)

In addition to the Allianz-Sponsored Funds, which are managed by AllianzGI U.S., during the Portfolio’s most recently completed fiscal year, each of Ms. DeCotis and Messrs. Kertess, Gallagher, Jacobson, Ogden and Rappaport served as trustees of the PIMCO-Sponsored Funds, which are managed by Pacific Investment Management Company LLC. The Allianz-Sponsored Funds and the PIMCO-Sponsored Funds are considered to be in the same Fund Complex as the Funds. Mses. Cogan and DeCotis and Messrs. Kertess, Gallagher, Jacobson, Ogden and Rappaport currently serve as trustee or director of 92 funds in the Fund Complex, including the PIMCO-Sponsored Funds. For the calendar year ended December 31, 2018, amounts received by these Trustees from Allianz-Sponsored Funds were: for Mr. Jacobson, $260,000; for Ms. DeCotis, $245,000; and for Messrs. Kertess, Gallagher, Ogden and Rappaport, $235,000, $235,000, $240,000 and $245,000, respectively. These amounts are included in the Fund Complex totals in the table above. Each of Ms. Cogan and Messrs. Drummond, MacLeod and Scoon serves as trustee or director of other Allianz-Sponsored Funds considered to be in the same Fund Complex as each Fund. Messrs. Drummond, MacLeod and Scoon currently serve as trustee or director of 64 such investment companies.

(3)

Ms. Cogan became a Trustee, effective January 1, 2019. Simpson Thacher & Bartlett LLP, the law firm of which Ms. Cogan is Of Counsel and of which she previously was a Partner, received fees from the Portfolio and from the Fund Complex for serving as counsel to the Independent Trustees of the PIMCO-Managed Funds and the Allianz-Managed Funds during the calendar year ended December 31, 2018.

Proxy Voting Policies

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Summary descriptions of the proxy voting policies and procedures of AllianzGI U.S. are also included in Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Portfolio during the most recent twelve-month period ended June 30 is available, without charge, upon request by calling 1-800-498-5413 and on the SEC’s website, www.sec.gov and on the Allianz Global Investors website, us.allianzgi.com.

Investment Manager

Allianz Global Investors U.S. LLC (“AllianzGI U.S. ” or the “Manager”) serves as investment manager to the Portfolio pursuant to an investment management agreement (“Management Agreement”) between AllianzGI U.S. and the Trust. The Manager is a wholly-owned indirect subsidiary of AAMA. AAMA was organized as a limited partnership under Delaware law in 1987. AAMA’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management GmbH, a German company that owns a 0.1% non-managing interest, and Allianz Asset Management of America Holdings Inc., a Delaware corporation that owns a 0.1% managing interest. Allianz of America is a wholly-owned indirect subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management GmbH which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in AAMA. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for AAMA, Allianz Asset Management of America LLC and Allianz Asset Management of America Holdings Inc. is 650 Newport Center Drive, Newport Beach, California 92660. The address for Allianz Asset Management GmbH is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

The general partner of AAMA has substantially delegated its management and control of AAMA to a Management Board.

The Manager is located at 1633 Broadway, New York, NY 10019. The Manager had approximately $113.2 billion of assets under management as of December 31, 2018.

As of the date of this Statement of Additional Information, there are no significant institutional shareholders of Allianz SE.

Management Agreement

The Manager, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Portfolio and for managing, either directly or through others selected by the Manager, the investments of the Portfolio. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Portfolio.

Under the terms of the Management Agreement, the Manager is obligated to manage the Portfolio in accordance with applicable laws and regulations. The investment management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement. The Manager is free to, and does, render investment management services to others.

The Management Agreement will continue in effect with respect to the Portfolio for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Management Agreement. The Management Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Portfolio, by the vote of a majority of the outstanding voting shares of the Portfolio), or by the Manager, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment.

The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Manager currently receives a monthly investment management fee from the Portfolio at the following annual rate (based on the average daily net assets of the Portfolio):

Portfolio	Management Fee Rate
RCM Dynamic Multi-Asset Plus VIT Portfolio	0.70%

The following table sets forth the amount of the management fees paid by the Trust to the Manager for the last three fiscal years. The total amount paid by the Trust was $183,200, $198,922 and $642,419 for the fiscal years ending 2018, 2017 and 2016, respectively. Because the series of the Trust may change year over year, the figures in the table below do not necessarily correspond to these totals.

Portfolio	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
RCM Dynamic Multi-Asset Plus VIT Portfolio	$183,200	$162,985	$156,926

Expense Limitation Arrangements

The Manager has contractually agreed until April 30, 2020 to irrevocably waive its Management Fee or reimburse the Portfolio, to the extent that Total Annual Portfolio Operating Expenses, excluding interest, taxes, extraordinary expenses, custodial credits, transfer agency credits and expense offset arrangements, plus the Portfolio’s Acquired Fund Fees and Expenses, exceed 1.20% of the Portfolio’s average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Additional Information about Services Provided by AllianzGI U.S.

As noted above, AllianzGI U.S. serves as investment manager to the Trust pursuant to the Management Agreement. AllianzGI U.S. subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Portfolio either directly or through others selected by the Manager.

In addition, AllianzGI U.S. (a) recommends and, subject to the approval of the Board of Trustees, approves the portfolios to be offered by the Trust; (b) subject to the approval of the Board of Trustees and, as applicable, Portfolio shareholders, may select the sub-advisers to manage the Portfolio’s portfolios; (c) monitors, directly, and with the assistance of third parties, the activities of each such sub-adviser and evaluates the sub-advisers’ performance; and (d) supervises Portfolio compliance, as discussed more fully below. AllianzGI U.S. also furnishes to the Board of Trustees periodic reports on the investment performance of the Portfolio and such other matters as the Trustees may request.

Some of the objectives of AllianzGI U.S. compliance program are to:

•	Continually work to enhance the compliance programs of all Allianz Asset Management of America L.P. subsidiaries;

•	Assess the existing local compliance plans in relation to current business practices from a risk-based perspective and work with local compliance to resolve major issues or gaps; and

•	Provide for the documentation of policies and procedures, with emphasis on incorporating industry best practices.

In its capacity as Manager, in addition to its investment advisory services, AllianzGI U.S. provides administrative services to the Portfolio pursuant to the Management Agreement. Such services include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Portfolio and preparation of reports to Portfolio’s shareholders and regulatory filings. Relatedly, as discussed above, the Manager (in some cases, together with its affiliates or third parties) provides certain other services, including compliance related services such as market timing monitoring and review of regulatory filings, management and coordination of activities of third-party service providers to the Portfolio such as transfer agency and custodian, maintenance and support services to intermediaries such as broker-dealers and retirement plan administrators, and researching and responding to customer complaints and inquiries and regulatory inquiries.

Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture

Compensation Structure for AllianzGI U.S.

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI U.S. also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI U.S.’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI U.S.-affiliated offices worldwide who are “associated persons” of AllianzGI U.S. and who serve as portfolio managers for the Portfolio, this compensation strategy is applied independently by the AllianzGI U.S.-affiliated company that employs such a portfolio manager. In such cases, AllianzGI U.S. compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI U.S. on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams, including AllianzGI U.S. Income & Growth, and Structured Products, is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy. The relevant performance benchmark is the Portfolio’s primary benchmark index.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI U.S.’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Plan Award (“LTIPA”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIPA and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 50%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIPA element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIPA/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

Other Accounts Managed

The following summarizes information regarding each of the accounts, including amounts managed by a team, committee, or other group that includes the portfolio manager. The information is as of December 31, 2018.

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Claudio Marsala	31	2,034	6	1,378	13	850
Giorgio Carlino	31	2,034	6	1,378	13	850
Ryan Chin	31	2,034	6	1,378	13	850

Accounts and Assets for Which Advisory Fee is Based on Performance

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Claudio Marsala	0	0	0	0	1	32
Giorgio Carlino	0	0	0	0	1	32
Ryan Chin	0	0	0	0	1	32

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for the Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms.

AllianzGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of the Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Portfolio. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Portfolio. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the Adviser’s commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio and the Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the portfolio and/or accounts that he or she manages.

The Portfolio’s portfolio manager(s) may also face other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing the Portfolio and other accounts. In addition, the Portfolio’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI U.S.’s investment personnel, including each portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Code of Business Conduct and Code of Ethics (for purposes of this paragraph only, the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Portfolio. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolio) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Securities Ownership

As of December 31, 2018, no portfolio manager beneficially owned any securities in RCM Dynamic Multi-Asset Plus VIT Portfolio.

Codes of Ethics

The Trust, the Manager and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Portfolio.

DISTRIBUTION OF TRUST SHARES

Distributor

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority Inc. The Distribution Contract is terminable with respect to the Portfolio without penalty, at any time, upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

The Distribution Contract will continue in effect with respect to the Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Portfolio, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for such purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Portfolio, it may continue in effect with respect to any Portfolio as to which it has not been terminated (or has been renewed).

The Trust currently offers one class of shares of the Portfolio. Shares of the Portfolio currently are offered to Separate Accounts that fund Variable Contracts issued by Allianz Life and, to the extent permitted by applicable law, to the AllianzIM Funds. Shares of the Portfolio also may be sold to any other entity who may hold such shares and not preclude the separate account that invests in the Portfolio from using a certain “look-through” rule set forth in the Code, and the regulations thereunder (described in the section of this SAI entitled “Taxation”).

Distribution and Servicing Plan for Portfolio Shares

Pursuant to a Distribution and Servicing Plan for Portfolio shares (the “12b-1 Plan”), the Trust, or Distributor acting as agent of the Trust, is permitted to pay participating insurance companies, plan sponsors and other financial institutions (“Authorized Firms”), either directly or indirectly through the distributor of the AllianzIM Funds, on an ongoing basis as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to participating insurance companies’ Separate Account shareholders (“Separate Account Shareholders”) and the maintenance of shareholder accounts, certain servicing fees (“servicing fees”). Subject to the percentage limitations on these servicing fees set forth below, the servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to shares as to which no servicing fees were paid on account of such limitations.

Pursuant to the Distribution Contract, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Servicing and Distribution Fees

The Portfolio currently offers a single share class, which currently pays servicing fees. As compensation for services rendered and expenses borne by the Authorized Firms in connection with personal services rendered to Separate Account Shareholders and the maintenance of shareholder accounts, the Trust pays the Authorized Firms directly, or indirectly through the Distributor, servicing fees up to the annual rate of 0.25% (calculated as a percentage of the Portfolio’s average daily net assets attributable to its shares).

The 12b-1 Plan was adopted pursuant to Rule 12b-1 under the 1940 Act and is of the type known as a “compensation” plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Authorized Firms in their periodic review of the 12b-1 Plan, the fees are payable to compensate the Authorized Firms for services rendered even if the amount paid exceeds the entity’s expenses.

The servicing fee paid under the 12b-1 Plan, which is applicable to shares of the Trust, may be spent by the Authorized Firms on personal services rendered to Separate Account Shareholders and the maintenance of shareholder accounts, such services to include, but not be limited to, the following: delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials to prospective and existing Separate Account Shareholders; providing educational materials regarding the shares; providing facilities to answer questions from prospective and existing Separate Account Shareholders about the AllianzIM Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of shares; assisting prospective or existing Separate Account Shareholders in completing application forms and selecting investment options; and providing recordkeeping and similar administrative services to Separate Account Shareholders. The Authorized Firms will provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to Separate Account Shareholders.

The Distributor may make payments to Authorized Firms of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of its customers or clients:

Portfolio	Servicing Fee	Distribution Fee
RCM Dynamic Multi-Asset Plus VIT Portfolio	0.25%	N/A

If in any year an Authorized Firm’s expenses incurred in connection with services contemplated by the 12b-1 Plan, such as the servicing of Separate Account Shareholders and the maintenance of shareholder accounts, exceed the fees paid by the Trust under the 12b-1 Plan, the Authorized Firm would recover such excess only if the 12b-1 Plan continues to be in effect in some later year when such fees exceed the Authorized Firm’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the 12b-1 Plan terminates.

The 12b-1 Plan may be terminated with respect to the Portfolio by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or the Distribution Contract (“disinterested 12b-1 Plan Trustees”), or by vote of a majority of the outstanding voting securities of the Portfolio. Any change in the 12b-1 Plan that would materially increase the cost to the shares of the Portfolio to which the Plan relates requires approval by the affected shareholders of the Portfolio. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. The 12b-1 Plan may be amended by vote of the Trustees, including a majority of the disinterested 12b-1 Plan Trustees, cast in person at a meeting called for the purpose. As long as the 12b-1 Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The 12b-1 Plan will continue in effect with respect to the Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested 12b-1 Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

The Trustees believe that the 12b-1 Plan will provide benefits to the Trust. In this regard, the Trustees believe that the 12b-1 Plan will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the 12b-1 Plan or under alternative distribution schemes. Although the expenses of the Portfolio are essentially fixed, the Trustees believe that the effect of the 12b-1 Plan on sales and/or redemptions may benefit the Trust by allowing the Portfolio to take advantage of “break points” in the Portfolio’s management fees and/or by affording greater flexibility to the Manager. From time to time, expenses of an Authorized Firm incurred in connection with services contemplated by the 12b-1 Plan, such as the servicing of Separate Account Shareholders and the maintenance of shareholder accounts, may exceed the servicing fees collected by the Authorized Firm. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Portfolio to continue payments under the 12b-1 Plan in the future with respect to shares.

Payments Pursuant to the 12b-1 Plan

The following table sets forth the amount paid by the Trust pursuant to the 12b-1 Plan for the last three fiscal years. The total amount paid by the Trust was $65,429, $71,043 and $229,435 for the fiscal years ending 2018, 2017 and 2016, respectively. Because the series of the Trust may change year over year, the figures in the table below do not necessarily correspond to these totals.

Portfolio	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
RCM Dynamic Multi-Asset Plus VIT Portfolio	$65,429	$58,209	$56,045

The amounts collected pursuant to the 12b-1 Plan are to be used for the following purposes by the Authorized Firms: delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials to prospective and existing Separate Account Shareholders; providing educational materials regarding the shares; providing facilities to answer questions from prospective and existing Separate Account Shareholders about the AllianzIM Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of shares; assisting prospective or existing Separate Account Shareholders in completing application forms and selecting investment options; and providing recordkeeping and similar administrative services to Separate Account Shareholders. The table below lists the amounts paid by the Portfolio for these purposes for the period ended December 31, 2018.

Portfolio	Sales Materials and Other Services
RCM Dynamic Multi-Asset Plus VIT Portfolio	$21,000

From time to time, expenses of principal underwriters incurred in connection with the servicing of Separate Account Shareholders and the maintenance of shareholder accounts, may exceed the servicing fees collected by an Authorized Firm. The Distributor was not aware of any such excess expenses as of December 31, 2018.

Additional Payments to the Distributor

Pursuant to an intercompany agreement between Pacific Investment Management Company LLC (“PIMCO”) and the Distributor, PIMCO pays the Distributor a fee at the annual rate of 0.09% of the average daily net assets attributable to shares of PIMCO Funds held by the Portfolio in return for shareholder, administrative and other support services as requested from time to time by PIMCO on behalf of the applicable PIMCO Funds.

Purchases and Redemptions

Purchases and redemptions of the Trust’s shares are discussed in the Prospectus, under the heading “How to Buy and Sell Shares” and that information is incorporated herein by reference.

AllianzIM Funds may purchase shares of the Portfolio directly from the Trust. Variable Contract owners would not deal directly with the Portfolio to purchase or redeem shares, and Variable Contract owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among subaccounts of the Separate Accounts that invest in the Portfolio.

Shares of the Portfolio may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of the Portfolio are available for offer and sale in their State of domicile or residence. Shares of the Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, Service Organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Portfolio, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectus and this Statement of Additional Information. Among other obligations, to the extent an intermediary has actual knowledge of violations of Portfolio policies (as set forth in the then current Prospectus and this Statement of Additional Information) regarding (i) the timing of purchase or redemption orders and pricing of Portfolio shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Distributor.

Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Portfolio, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the Portfolio. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

The Portfolio does not charge a redemption fee.

Additional Information about Purchases and Redemptions of Shares

How to Buy Shares

Shares of the Portfolio are continuously offered through the Distributor and through other firms that have dealer agreements with the Distributor (“participating brokers”) or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of AllianzGI U.S. and also a subsidiary of Allianz.

AllianzIM Funds can purchase shares of the Portfolio directly from the Trust.

Unavailable or Restricted Portfolio. Shares of the Portfolio are currently offered for purchase by AllianzIM Funds and by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. Please see the Prospectus for details.

Additional Information About Purchasing Shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus any applicable sales charge. Purchase payments for shares, less any applicable fees, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders received by the Trust prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Trust after the offering price is determined that day from certain insurance companies or retirement plans that have an agreement with the Manager or the Distributor will receive such offering price if the orders were received by the insurance company or retirement plan from its customer prior to such determination and were transmitted to and received by the Distributor or the Transfer Agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on a day other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Portfolio shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the SEC, when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.

Minimum Purchase Amounts. The Trust requires no minimum investment for AllianzIM Funds or Separate Accounts, but insurers may require minimum investments from those purchasing Variable Contracts for which the Portfolio is an underlying investment option in the future. The Trust may require a minimum investment in the future if the Portfolio is offered to additional categories of investors. No share certificates will be issued.

How to Redeem

As of the date of this Statement of Additional Information, shares of the Portfolio are offered for purchase by AllianzIM Funds and by Separate Accounts that serve as an investment medium for Variable Contracts issued by life insurance companies.

Redemptions of Portfolio Shares.

Portfolio shares held by AllianzIM Funds may be redeemed directly from the Trust. Investors who invest in the Portfolio through Separate Accounts would not deal directly with the Portfolio to redeem shares.

Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable contingent deferred sales charge (“CDSC”) (Portfolio shares are not currently subject to a CDSC). There is no charge by the Distributor (other than any applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust (the “Trusts”) may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption. Redemption proceeds will normally be mailed to the redeeming shareholder within seven days.

Certificated Shares. The Trust currently does not, and has no intention to, issue share certificates.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the Portfolio’s portfolio securities. These policies and procedures are designed to protect the confidentiality of the Portfolio’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.

The Portfolio may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, the Manager will post the Portfolio’s portfolio holdings information on the Portfolio’s website at us.allianzgi.com. The Portfolio’s website will contain the Portfolio’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) calendar days after the relevant month’s end, and such information will remain accessible on the website until the Trust files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. Beginning April 30, 2019, AllianzGI U.S. will post this information on the website approximately thirty (30) calendar days after a month’s end, and such information will remain accessible on the website until the Portfolio files a Form N-CSR or Form N-PORT for the last month of the Portfolio’s first or third fiscal quarters on the SEC’s EDGAR website for the period that includes the date of the information. The Manager may post the largest ten holdings of the Portfolio and certain portfolio characteristics, such as sector and country breakdowns, on the website on a monthly basis approximately fifteen (15) calendar days after a month’s end, and may post attribution information with the five best and five worst performing positions for the Portfolio on the website on a quarterly basis approximately fifteen (15) calendar days after a quarter’s end.

Portfolio holdings of the Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending December 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending June 30 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-PORT. The Trust’s Form N-CSRs and Form N-Q will be available on the SEC’s website at www.sec.gov. The Trust’s Form N-PORT will be available on the SEC’s website beginning September 30, 2019.

Disclosure of the Portfolio’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Manager (the “Investment Manager”) or to the Portfolio’s principal underwriter or Allianz Asset Management of America L.P., its subsidiaries and advisory affiliates who provide services to the Portfolio (including to personnel of the Investment Managers involved in the management of affiliated fund-of-funds, Section 529 plan portfolios and institutional accounts that invest in AllianzIM Funds). In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Portfolio’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Portfolio (“Service Providers”) and to facilitate the review of the Portfolio by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Portfolio’s portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the Portfolio’s shareholders. The procedures used to ensure that such disclosure is in the best interests of the Portfolio’s shareholders seek to address potential conflicts of interest that may arise between the interests of shareholders, on one hand, and the interests of the Investment Manager, the Distributor, or any other affiliated persons of the Portfolio, its Investment Adviser, or its Distributor, on the other. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information.

The Portfolio has ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time
Bloomberg	Trading system, trade execution analysis and compliance monitoring	daily	n/a
Ernst & Young LLP	Independent registered public accounting firm	varied	n/a
FactSet	Analytics and portfolio attribution	daily	n/a
Sales Force-Chatter	Research Database	daily	n/a
IDS GmbH	Analysis and reporting services	daily	n/a
MetroProof Inc.	Proofreading services	varied	n/a
Institutional Shareholder Services	Proxy Voting	daily	n/a
Plexus ITG	Execution analysis	daily	n/a
Northern Trust	Back-office Outsourcing Service Provider	daily	n/a
PricewaterhouseCoopers LLP	Independent registered public accounting firm	varied	n/a
Ropes & Gray LLP	Legal counsel	varied	n/a
Securities Class Action Services	Class Action	monthly	2 weeks
K&L Gates LLP	Legal counsel	varied	n/a
State Street Bank and Trust Co.	Custodial and compliance services	daily	n/a
StarCompliance	Personal trading and insider trading monitoring	daily	n/a
Markit	Valuation services	varied	n/a

Exceptions to these procedures may only be made if the Trust’s Treasurer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Portfolio and if the recipients are subject to a confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.

In addition, the Manager may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, a “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a nondiscretionary account employs investment strategies that are substantially similar or identical to those employed by the Portfolio, the Manager’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Portfolio. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Portfolio with similar or identical portfolio holdings.

The Investment Managers shall have primary responsibility for ensuring that the Portfolio’s portfolio holdings information is only disclosed in accordance with the policies described above. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Other registered investment companies that are advised or sub-advised by the Manager may be subject to different portfolio holdings disclosure policies, and neither the Manager nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Manager have access to their portfolio holdings and are not subject to the Portfolio’s portfolio holdings disclosure policies. Some of the registered investment companies that are advised or sub-advised by the Manager and some of the separate accounts managed by the Manager have investment objectives and strategies that are substantially similar or identical to the Portfolio’s, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Portfolio.

Non-Specific Information. The Portfolio or the Manager may distribute non-specific information about the Portfolio and/or summary information about the Portfolio at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of the Portfolio’s holdings.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment management clients of the Manager are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Manager. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Manager. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Portfolio in determining whether the allocation of an investment is suitable. As a result, larger funds may become more concentrated in more liquid securities than smaller funds or private accounts of the Manager pursuing a small capitalization investment strategy, which could adversely affect performance. The Manager may aggregate orders for the Portfolio with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security and the transactions are therefore aggregated, in which event each day’s aggregated transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner that, in the Manager’s opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Portfolio.

In addition, as noted above under “Disclosure of Portfolio Holdings,” the Manager may provide investment recommendations to the managers or sponsors of non-discretionary accounts, and the Manager’s portfolio recommendations to such a non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Portfolio. In an effort to provide fair and equitable treatment in the execution of trades and to ensure that the Portfolio and a similar non-discretionary account normally will not have competing trades outstanding, the Manager may implement rotation procedures for alternating between executing trades for the Portfolio (and other similarly managed funds and accounts) and notifying the manager/sponsor of the non-discretionary account of changes in the Manager’s portfolio recommendations (other than in connection with transactions resulting from account rebalancing or account cash flows). Conflicts may arise that potentially limit the Portfolio’s investment opportunities when the Portfolio and other clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. These conflicts may be exacerbated when securities are involved in bankruptcy restructuring or similar processes. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients or the Manager may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Portfolio’s investment opportunities.

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Manager places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such uses their securities, options and futures for the Portfolio through a substantial number of brokers and dealers. In so doing, the Manager uses its best efforts to obtain for the Portfolio the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager having in mind the Portfolio’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The following table sets forth the amount of brokerage commissions paid by the Portfolio during the last three fiscal years. The total amount paid by the Trust was $3,124, $7,189, and $18,303 for the fiscal years ending 2018, 2017 and 2016, respectively. Because the series of the Trust may change year over year, the figures in the table below do not necessarily correspond to these totals.

Portfolio	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
RCM Dynamic Multi-Asset Plus VIT Portfolio	$3,124	$4,588	$6,685

The Manager places orders for the purchase and sale of portfolio investments for the Portfolio’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Portfolio, the Manager will seek the best price and execution of the Portfolio’s orders. In doing so, the Portfolio may pay higher commission rates than the lowest available when the Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Portfolio may use a broker-dealer that sells Portfolio shares to effect transactions for the Portfolio, the Portfolio and the Manager will not consider the sale of Portfolio shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Manager receives services from many broker-dealers with which the Manager places the Portfolio’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The management fee paid by the Portfolio is not reduced because the Manager receives such services even though the receipt of such services relieves the Manager from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Manager to place the Portfolio’s portfolio transactions may be useful to the Manager in providing services to other clients, although not all of these services may be necessarily useful and of value to the Manager in managing the Portfolio. Conversely, research and brokerage services provided to the Manager by broker-dealers in connection with trades executed on behalf of other clients of the Manager may be useful to the Manager in managing the Portfolio, although not all of these services may be necessarily useful and of value to the Manager in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended and the SEC’s interpretive guidance thereunder, the Manager may cause the Portfolio to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Manager an amount of commission for effecting a securities transaction for the Portfolio in excess of the commission that another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Manager’s overall responsibilities to the advisory accounts for which the Manager exercises investment discretion. The Manager may seek to operate in reliance on Section 28(e) and also comply with the requirements of MiFID II through the use of MiFID II-compliant research payment accounts (“RPAs”) which are controlled by the Manager. Through an RPA, the Manager makes payments to an executing broker-dealer out of client assets for research alongside payments to that executing broker-dealer for execution and the executing broker-dealer is legally obligated to pay for research by transmitting payments it receives for research into an RPA. The SEC staff recently agreed not to recommend enforcement against an adviser subject to MiFID II seeking to operate in reliance on Section 28(e) if it pays for research through the use of RPAs and provided that all other conditions of Section 28(e) are satisfied.

Absent an exemption from the SEC or other regulatory relief, the Portfolio is generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Portfolio or the Manager. The Portfolio’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Portfolio’s ability to engage in securities transactions and take advantage of market opportunities. The Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Manager where, in the judgment of the Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Manager may receive and retain compensation for effecting portfolio transactions for the Portfolio on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Portfolio on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The Portfolio did not pay any amount in brokerage commissions to affiliated brokers during the fiscal years ended December 31, 2016, December 31, 2017 and December 31, 2018. Because the status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Manager and its affiliates (e.g., Allianz SE) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Trust’s regular broker-dealers* or their parent companies held by the Portfolio at the end of fiscal period 2018 (December 31, 2018).

Fund	Regular Broker - Dealer	Aggregate Value of Securities of Regular Broker-Dealer Held by Portfolio
RCM Dynamic Multi-Asset Plus VIT Portfolio	State Street Bank and Trust Company	$1,051,000

*

“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Portfolio Turnover

The selling of the securities held by the Portfolio and reinvestment of the proceeds is known as “portfolio turnover.” The Manager manages the Portfolio without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Portfolio. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.

The portfolio turnover rate of the Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

Portfolio turnover rates, if available, are provided under “Financial Highlights” in the Prospectus.

NET ASSET VALUE

As described in the Prospectus under the heading “How Portfolio Shares are Priced,” the net asset value per share (“NAV”) of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. The Prospectus further notes that Portfolio shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Portfolio shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Portfolio’s liabilities plus the Portfolio’s distribution and/or servicing fees and any other expenses are deducted from the Portfolio’s assets, and the resulting amount is divided by the number of shares outstanding to produce the Portfolio shares’ NAV. In accordance with regulations governing registered investment companies, the Portfolio’s transactions in portfolio securities and purchases and sales of Portfolio shares (which bear upon the number of Portfolio shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated the responsibility for applying the valuation methods to the Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Valuation Committee may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

As described in the Prospectus, for purposes of calculating NAV, the Portfolio’s investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Portfolio to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time).

Equity securities are generally valued at the official closing price or the last sale price on the exchange or OTC market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if no settlement price is reported during the day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded, or using other market information obtained from quotation reporting systems, established market makers or pricing services.

Exchange-traded options are generally valued at the settlement price determined by the relevant exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no settlement prices reported during the day. OTC options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources. Centrally cleared swaps are valued at the price determined by the relevant exchange. The market value of a derivative instrument is not based on its notional value.

With respect to certain foreign securities, the Portfolio fair-values securities using modeling tools provided by third-party vendors where appropriate. The Portfolio has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates.

Portfolio securities and other assets initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

Short-term investments having a remaining maturity of 60 days or less will be valued at amortized cost unless the Board of Trustees or its Valuation Committee determines that particular circumstances dictate otherwise.

As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Portfolio’s investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Portfolio’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Portfolio. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Portfolio is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Portfolio. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

The following discussion assumes that the shares of the Portfolio are owned by AllianzIM Funds or Separate Accounts, that the shares of such AllianzIM Funds and any shares of the Portfolio held directly by Separate Accounts will be respected as owned by Separate Accounts of insurance companies for U.S. federal income tax purposes, and that the shares of such AllianzIM Funds are held only by eligible investors (as described below). Shareholders of an affiliated fund should refer to the prospectus and statement of additional information of that affiliated fund for a summary of the tax consequences applicable to them of the affiliated fund’s investment in the Portfolio. Holders of contracts issued by the insurance companies that have established a Separate Account should refer to the prospectus for those contracts for a summary of the tax consequences applicable to them of the Separate Account’s investment in the Portfolio. Because AllianzIM Funds and/or Separate Accounts will be the only shareholders of the Portfolio, only certain tax aspects of an investment in the Portfolio relevant to such shareholders are described herein.

Taxation of the Portfolio

Qualification as a regulated investment company. The Portfolio has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Code. If the Portfolio qualifies for treatment as a regulated investment company, the Portfolio will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, the Portfolio must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Portfolio. However, 100% of net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, “qualified publicly traded partnerships” in which the Portfolio invests will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).

For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a Portfolio may invest could be qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in such partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. A Portfolio’s investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding taxes.

In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Portfolio’s ability to meet the diversification test in paragraph (b) above.

Failure to qualify as a regulated investment company. If the Portfolio were to fail to meet the income, diversification or distribution tests described above, the Portfolio could in some cases cure such failure, including by paying a Portfolio-level tax, paying interest, making additional distributions or disposing of certain assets. If the Portfolio were ineligible to or otherwise did not cure such failure for any year, the Portfolio would fail to qualify as a regulated investment company for such year. All of the Portfolio’s taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Furthermore, if the Portfolio were to fail to qualify for treatment as a regulated investment company for any taxable year, (i) each Separate Account, if any, invested directly in the Portfolio would potentially fail to satisfy the diversification requirements of Section 817(h) of the Code (see below), with the result that the Variable Contracts supported by that account would no longer be eligible for tax deferral and (ii) such failure could adversely affect the ability of an affiliated fund that invests in the Portfolio to satisfy the diversification requirements for qualification as a regulated investment company as described above or the diversification requirement under Section 817(h) of the Code. In addition, any such Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. However, this excise tax is inapplicable to any regulated investment company whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts, and certain other permitted tax-exempt investors, or other regulated investment companies so described. For purposes of determining whether these investors are the sole shareholders of a regulated investment company, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of such regulated investment company are not taken into account.

Additional Requirements Applicable to Variable Contracts

The Portfolio intends to diversify its assets to comply with the requirements of Section 817(h) of the Code and the regulations thereunder applicable to insurance company Separate Accounts. If all of the beneficial interests in the Portfolio are held by one or more eligible holders, including Separate Accounts of life insurance companies funding Variable Contracts and regulated investment companies whose interests are held by eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Portfolio, rather than treating the interest in the Portfolio as a separate investment of each Separate Account investing in the Portfolio. The Portfolio intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described in the preceding sentence is available, any Separate Account invested wholly in the Portfolio would also satisfy such diversification requirement and any Separate Account invested in a regulated investment company that in turn invests in the Portfolio would satisfy such diversification requirements to the extent of such regulated investment company’s investment in the Portfolio.

These requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the proportion of each insurance company Separate Account’s (and here, the Portfolio’s) assets that may be represented by any single investment. Specifically, the regulations provide that, except as permitted by the “safe harbor” described below (or in general during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of an insurance company Separate Account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.

Section 817(h) also provides a safe harbor whereby a Separate Account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.

The Portfolio’s failure to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above and therefore to satisfy the Section 817(h) requirements could cause any Variable Contracts for which the Portfolio serves as a funding vehicle to lose their favorable tax status and require the owner of such a contract to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Such failure could also affect whether AllianzIM Funds that invest in a Portfolio will themselves comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above.

Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax Variable Contract owners would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying Variable Contracts may interfere with the tax-deferred treatment of such contracts described above. The Treasury Department has issued rulings addressing the circumstances in which a Variable Contract owner’s control of the investments of the Separate Account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the Separate Account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the contract owner’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a Separate Account invests in one or more registered investment companies is whether a registered investment company’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the Separate Account. Current IRS guidance indicates that typical registered investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a Separate Account. For example, the IRS has blessed a Separate Account offering sub-accounts (each funded through a single registered investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. The Portfolio’s investment objectives and strategies are not materially narrower than the investment strategies described in this IRS guidance.

In the event that additional rules or regulations are adopted, there can be no assurance that the Portfolio will be able to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies. The Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Certain Investments of the Portfolio

Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Portfolio to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Portfolio, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold. Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Portfolio’s income (including income allocated to the Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a Separate Account funding a Variable Contract may be taxed currently to the extent of its share of the Portfolio’s excess inclusion income, as described below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a non- U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a Separate Account funding a Variable Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to Separate Accounts funding Variable Contracts.

The tax rules applicable to derivative financial instruments are in some cases uncertain under current law. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its eligibility for treatment as a regulated investment company and avoid a Portfolio-level tax. The Portfolio intends to limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.

Income and gains from certain commodity-linked instruments do not or may not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. Therefore, the Portfolio’s investments in commodity-linked instruments can be limited by the Portfolio’s intention to qualify as a regulated investment company, and can limit the Portfolio’s ability to so qualify. Certain of the Portfolio’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Portfolio’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If the Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

The Portfolio’s investments that are treated as equity investments for U.S. federal income tax purposes, in certain “passive foreign investment companies” (“PFICs”), if any, could subject the Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Portfolio shareholders. The Portfolio may elect to avoid that tax, for example by making an election to mark the gains (and to a limited extent losses) in its holdings in PFICs “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) such holdings on the last day of each year. Alternatively, the Portfolio may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”). If the Portfolio is able to and does make such election, the Portfolio will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Either of these elections may cause the Portfolio to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Portfolio, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, which also may adversely affect the Portfolio’s return.

Income, proceeds and gains received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source or other foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Portfolio to a reduced rate of tax or an exemption from tax on such income; the Portfolio intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Portfolio’s effective rate of foreign tax in advance, since the amount of the Portfolio’s assets to be invested within various countries is not known.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Portfolio by vote or value could be required to report annually their “financial interest” in the Portfolio’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Portfolio and its shareholders. Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust on May 30, 2012. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event the Portfolio liquidates, each shareholder is entitled to receive his pro rata share of the net assets of the Portfolio.

Shares begin earning dividends on Portfolio shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Portfolio. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of the Portfolio will be reinvested in additional shares of the Portfolio unless the shareholder elects to have the distributions paid in cash.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of the Portfolio’s property for all loss and expense of any shareholder of the Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Portfolio of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Additional Performance Information

From time to time the Trust may make available certain information about the performance of the Portfolio. Information about the Portfolio’s performance is based on the Portfolio’s record to a recent date and is not intended to indicate future performance.

The total return of the shares of the Portfolio may be included in advertisements or other written material. When the Portfolio’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Portfolio has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Portfolio, as more fully described below. Total return for the Portfolio is measured by comparing the value of an investment in the Portfolio at the beginning of the relevant period to the redemption value of the investment in the Portfolio at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Portfolio may from time to time include the total return of its shares in advertisements or in information furnished to present or prospective shareholders. The Portfolio may from time to time include the yield and total return of its shares in advertisements or information furnished to present or prospective shareholders. The Portfolio may from time to time include in advertisements the total return of its shares and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. or another third party as having the same or similar investment objectives, policies and/or strategies. The Portfolio also may compute current distribution rates and use this information in its Prospectus and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Investment results of the Portfolio will fluctuate over time, and any representation of the Portfolio’s total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Portfolio and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

Calculation of Total Return

Quotations of average annual total return for the Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over periods of one, five, and ten years (up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Portfolio expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectus and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Portfolio may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. To the extent multiple share classes are offered, shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). To the extent multiple share classes are offered, all classes of shares of the Portfolio have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by the Portfolio separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all series of the Trust (to the extent more than one series of the Trust is established), then only shareholders of the series affected shall be entitled to vote on the matter. Because the Portfolio currently offers a single class of shares, all shares of the Portfolio will vote together.

The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that directly acquires shares of the Portfolio will request voting instructions from Variable Contract owners and will vote Portfolio shares held by the Separate Account (or by the insurance company in its own name) in proportion to the instructions received. The effect of proportional voting is that if a large number of Variable Contract owners do not provide the insurance company voting instructions, a small number of variable contract owners may determine the outcome of the vote.

Certain Ownership of Trust Shares

As of March 31, 2019, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of the Portfolio and of the Trust as a whole.

Appendix B lists persons who own of record 5% or more of the Portfolio as of the date noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act. To the extent a shareholder “controls” the Portfolio, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Portfolio to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Custodian

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of the Portfolio, including as custodian of the Trust for the custody of the foreign securities acquired by the Portfolio that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 Walnut Street, Suite 1300, Kansas City, Missouri 64106, serves as the independent registered public accounting firm for the Portfolio. PricewaterhouseCoopers LLP provides audit services, audit-related services, tax services and other services relating to SEC filings.

Transfer and Shareholder Servicing Agents

The Transfer Agent for the Trust is State Street, 2000 Crown Colony Drive, Quincy, Massachusetts 02169. State Street delegates its day-to-day obligations as Transfer Agent to DST Asset Manager Solutions, Inc., 430 W. 7th Street, Ste. 219968, Kansas City, Missouri 64105-1407.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as legal counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Forward-Looking Statements

The Trust’s Prospectus and this Statement of Additional Information include forward-looking statements. All statements other than statements of historical facts contained in the prospectus and this Statement of Additional Information, including statements regarding the Portfolio’s investment strategies, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Portfolio, are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which are described in the prospectus and in this Statement of Additional Information. In addition, the Portfolio’s past results do not necessarily indicate its future results. You should not rely upon forward-looking statements as predictions of future events or performance. You cannot be assured that the events and circumstances reflected in the forward-looking statements will be achieved or occur.

Financial Statements

Audited financial statements for the Portfolio as of December 31, 2018, including notes thereto, and the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s December 31, 2018 Annual Report. The Trust’s December 31, 2018 Annual Report was filed electronically with the SEC on February 27, 2019 (Accession No. 0001193125-19-053119).

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Portfolio may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Portfolio’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Manager’s view of their comparability to rated securities. The Portfolio’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Portfolio does not mean that all securities held by the Portfolio will be rated in that category or higher. The Portfolio’s investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by the Manager to be of comparable quality). The percentage of the Portfolio’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.

Moody’s Global Rating Scales

Global Long-Term Rating Scale

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P Global Ratings Services

Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: the likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation; the nature of and provisions of the financial obligation, and the promise we impute; and the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that a rating has not been assigned or is no longer assigned.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: ‘cir’ qualifier

This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Active Identifiers

Unsolicited: ‘unsolicited’ and ‘u’ identifier

The ‘u’ identifier and ‘unsolicited’ designation are assigned to credit ratings initiated by parties other than the issuer or its agents, including those initiated by S&P Global Ratings.

Structured finance: ‘sf’ identifier

The ‘sf’ identifier shall be assigned to ratings on “structured finance instruments” when required to comply with applicable law or regulatory requirement or when S&P Global Ratings believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness.

Japan: ‘JR’ identifier

The ‘JR’ identifier is assigned to all issue and issuer ratings assigned by either S&P Global Ratings Japan Inc. or S&P Global SF Japan Inc., each of which is a registered credit rating agency in Japan, as ratings registered under Japanese regulation. The addition of the identifier does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

European Union: ‘EU’ identifier

S&P Global Ratings assigns the ‘EU’ identifier to global scale ratings assigned by S&P Global Ratings rating entities (or branches thereof) regulated in the European Union. The addition of the ‘EU’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.

European Endorsed: ‘EE’ identifier

S&P Global Ratings assigns the ‘EE’ identifier to global scale ratings assigned by S&P Global rating entities established outside the European Union which are endorsed by an S&P Global rating entity regulated in the European Union. The addition of the ‘EE’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.

S&P Global SF Japan Inc.: ‘XN’ identifier

S&P Global SF Japan Inc. assigns the ‘XN’ identifier to credit ratings assigned by S&P Global SF Japan Inc. S&P Global SF Japan Inc. is not a Nationally Recognized Statistical Rating Organization. The addition of the ‘XN’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.

Under criteria observation ‘UCO’ identifier

The ‘UCO’ identifier may (or shall, if an EU regulatory requirement) be assigned to credit ratings under review as a result of a criteria revision. The addition of the ‘UCO’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.

Short Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of S&P Global Ratings and its affiliates (together, “S&P Global Ratings”) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings’ opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Fitch, Inc.

Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near Default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

(a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

(b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

(c) the formal announcement by the issuer or their agent of a distressed debt exchange; or

(d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion, has experienced: (a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but (b) has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and (c) has not otherwise ceased operating. This would include:

i. the selective payment default on a specific class or currency of debt;

ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; or

iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel.

iv. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’. For Derivative Counterparty Ratings the modifiers ‘+’ or ‘-’ may be appended to the ratings within ‘AA(dcr)’ to ‘CCC(dcr)’ categories.

Corporate Finance Obligations

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off of an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Structured Finance

Ratings of structured finance on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Default is a real possibility.

CC: Very High Levels of Credit Risk. Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

(a) Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

(b) Bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

(c) Distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults. Imminent default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs. Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes:

In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix ‘sf’ denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgement, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding Recovery Prospects Given Default.

RR2: Superior Recovery Prospects Given Default.

RR3: Good Recovery Prospects Given Default.

RR4: Average Recovery Prospects Given Default.

RR5: Below Average Recovery Prospects Given Default.

RR6: Poor Recovery Prospects Given Default.

RR1 rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2 rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3 rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4 rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5 rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6 rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

APPENDIX B

CERTAIN OWNERSHIP OF TRUST SHARES

As of March 31, 2019, the following persons owned of record or beneficially 5% or more of the shares of the Portfolio:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

	Portfolio	Registration	Amount & Beneficial Nature of Ownership	Percentage of Outstanding Share of Ownership
a	RCM Dynamic Multi-Asset Plus VIT Portfolio	Allianz Life Insurance Company of North America 5701 Golden Hills Dr. Minneapolis, MN 55416-1297	2,336,070.119	83.09%
	RCM Dynamic Multi-Asset Plus VIT Portfolio	Allianz Life Insurance Company of New York 5701 Golden Hills Dr. Minneapolis, MN 55416-1297	475,380.350	16.91%

B-1

APPENDIX C

PREMIER MULTI-SERIES VIT (THE “TRUST”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of the shareholders of each fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, the sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to the entity with portfolio management responsibility for the funds.

2.

The Trust, for each fund advised by Allianz Global Investors U.S. LLC (“AllianzGI US”), delegates the responsibility for voting proxies to AllianzGI US. A summary of the detailed proxy voting policy of AllianzGI US is attached as Appendix A hereto. Such summary may be revised from time to time to reflect changes to AllianzGI US’s detailed proxy voting policy.

3.

The party voting the proxy (i.e., AllianzGI US) shall vote such proxies in accordance with such party’s proxy voting policy and, to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.	AllianzGI US shall deliver a copy of its proxy voting policy and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policy.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement, a summary of the detailed proxy voting policy of AllianzGI US, and how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, shall be made available (i) without charge, upon request, by calling 1-800-498-5413; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, a summary of the detailed proxy voting policy of AllianzGI US shall also be included in the Trust’s SAI.

C-1

Appendix A

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI US has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI US, AllianzGI US uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI US are considered “associated persons” as that term is defined in the Advisers Act.

The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.

AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.

In some cases a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.

In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company’s proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.

As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.

AllianzGI US may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts. For example, when a material conflict between the interests of AllianzGI US and its clients have been identified AllianzGI US may abstain from voting.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.

The circumstances under which AllianzGI may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI generally abstains from voting.

AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

C-2

APPENDIX D

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of a Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.

All Shareholder Recommendations properly submitted to a Trust will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.

At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.

The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares (and class) of the Fund(s) of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of shares (and class) of the Fund(s) of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

D-1

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation.

(1) Amended and Restated Agreement and Declaration of Trust, dated as of July 25, 2012.(1)

(b)	By-laws.

(1) Second Amended and Restated Bylaws, dated October 7, 2015.(7)

(c)	Instruments Defining Rights of Securities Holders.

(1) Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended & Restated Agreement and Declaration of Trust filed with exhibit (a)(1).

(2) Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated By-laws filed with exhibit (b)(1).

(d)	Investment Advisory Contracts.

(1) Amended and Restated Investment Management Agreement with Allianz Global Investors U.S. LLC.(8)

(e)	Distribution Contracts.

(1) (i)	Distribution Contract between the Registrant and Allianz Global Investors Distributors LLC.(2)

(ii)	Revised Schedule to Distribution Contract (Schedule A) with Allianz Global Investors Distributors LLC to add RCM Dynamic Multi-Asset Plus VIT Portfolio.(5)

(2) (i)	Amended and Restated Shareholder Services Agreement between Allianz Global Investors Distributors LLC and Allianz Life Financial Services, LLC.(5)

(f)	Not applicable.

(g)	Custodian Agreement.

(1) (i)	Custody and Investment Accounting Agreement with State Street Bank & Trust Company.(2)

(ii)	Revised Schedule to Custody Investment Accounting Agreement with State Street Bank & Trust Company to add RCM Dynamic Multi-Asset Plus VIT Portfolio.(5)

(h)	Other Material Contracts.

(1) (i)	Transfer Agency and Services Agreement with Boston Financial Data Services, Inc.(3)

(ii)	Revised Schedule A to Transfer Agency and Services Agreement with Boston Financial Data Services to add RCM Dynamic Multi-Asset Plus VIT Portfolio.(5)

(iii)	Novation Framework Agreement with State Street Bank and Trust Company, DST Asset Manager Solutions, Inc. and Allianz Global Investors U.S. LLC, dated December 28, 2017.(9)

(2) (i)	Amended and Restated Expense Limitation Agreement with Allianz Global Investors Fund Management LLC (predecessor in interest to Allianz Global Investors U.S. LLC).(7)

(A) Revised Schedule to Amended and Restated Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC (predecessor in interest to Allianz Global Investors U.S. LLC).(10)

(3) Participation Agreement Among Allianz Life Insurance Company of North America, Premier Multi-Series VIT and Allianz Global Investors Distributors LLC.(4)

(4) Participation Agreement Among Allianz Life Insurance Company of New York, Premier Multi-Series VIT and Allianz Global Investors Distributors LLC.(5)

(i)	Opinion and Consent of Counsel.(2)

(j)	Consent of Independent Registered Public Accounting Firm — Filed herewith.

(k)	Not applicable.

(l)	Initial Capital Agreement.(2)

(m)	Distribution and Servicing Plan.(7)

1

(n)	Not applicable.

(o)	Reserved.

(p)	Code of Ethics.

(1) Code of Ethics of the Registrant.(8)

(2) Code of Ethics of Allianz Global Investors U.S. LLC and Allianz Global Investors Distributors LLC.(8)

(q)	Powers of Attorney.

(1) Power of Attorney for Sarah E. Cogan.(10)

(2) Power of Attorney for Deborah A. DeCotis, F. Ford Drummond, Bradford K. Gallagher, Erick R. Holt, James A. Jacobson, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV, Alan Rappaport, Davey S. Scoon, Scott Whisten and Thomas J. Fuccillo — Filed herewith.

(3) Power of Attorney for Thomas J. Fuccillo — Filed herewith.

(1)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-182079, filed August 17, 2012.
(2)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-182079, filed August 28, 2012.
(3)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-182079, filed April 30, 2013.
(4)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-182079, filed April 17, 2014.
(5)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-182079, filed April 1, 2015.
(6)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-182079, filed April 13, 2015.
(7)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-182079, filed April 13, 2016.
(8)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-182079, filed April 18, 2017.
(9)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-182079, filed April 23, 2018.
(10)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-182079, filed March 1, 2019.

2

Item 29. Persons Controlled By or Under Common Control with Registrant

Not applicable.

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of Allianz Global Investors U.S. LLC, the Registrant’s investment adviser (the “Manager”), have been engaged during the last two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Manager or certain of the Manager’s corporate affiliates. The business and other connections of the officers and directors of the Manager are listed in Schedules A and D of its Form ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file number of the Manager’s Form ADV is 801-69803. Certain officers of the Manager serve as officers or trustees of some or all of the Registrant, Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust and the Allianz-sponsored closed-end funds. The address of the Manager, its corporate affiliates, Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust and the Allianz-sponsored closed-end funds is 1633 Broadway, New York, NY 10019.

Name and Title	Non-Allianz business, profession, vocation or employment
N/A	N/A

3

Item 32. Principal Underwriters

(a)	Allianz Global Investors Distributors LLC (the “Distributor”) serves as Distributor of shares for the Registrant and also of Allianz Funds and Allianz Funds Multi-Strategy Trust. The Distributor is an affiliate of Allianz Global Investors U.S. LLC, the Registrant’s investment adviser.

(b)	The directors and officers of the Registrant’s principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

Name and Principal Business Address*	Positions and Offices with Principal Underwriter
Kathleen C. Thompson Erin Bengtson-Olivieri Peter Bonanno Christopher Cieri	Chief Executive Officer and Managing Director Managing Director Managing Director Managing Director
Jennifer L. Evanko	Managing Director
Thomas J. Fuccillo**	Chief Legal Officer and Managing Director
Joseph S. Quirk Steven J. Ricci Peter L. Slattery Keith C. Wagner Andrew J. Wilmot	Chief Operating Officer and Managing Director Managing Director Managing Director Managing Director Managing Director
William V. Healey	Director and Senior Special Counsel
Paul Koo	Chief Compliance Officer and Director
Tony Burg	Senior Vice President and Treasurer
James T. Funaro	Senior Vice President—Tax Matters
Prashir Shivdasani	Chief Financial Officer, Financial Operations Principal, and Vice President
Kellie E. Davidson	Assistant Secretary
Tucker Fitzpatrick	Assistant Secretary

*

Principal business address for all individuals listed is 1633 Broadway, New York, NY 10019, 555 Mission Street, 17th Floor San Francisco, CA 94105 or 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

**	Mr. Fuccillo is Trustee, President and Chief Legal Officer of the Registrant.

(c)	The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

4

Item 33. Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, Missouri 64105 and/or DST Asset Manager Solutions, Inc., 430 W. 7th Street, Ste. 219968, Kansas City, Missouri 64105-1407.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

None.

5

NOTICE

A copy of the Agreement and Declaration of the Premier Multi-Series VIT (the “Trust”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any portfolios of the Trust individually but are binding only upon the assets and property of the Trust or the respective portfolios.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment No. 17 (the “Amendment”) to its Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and the State of New York on the 24th day of April 2019.

PREMIER MULTI-SERIES VIT

By:	/s/ Thomas J. Fuccillo
Name:	Thomas J. Fuccillo
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas J. Fuccillo Thomas J. Fuccillo	Trustee, President and Chief Executive Officer	April 24, 2019

Scott Whisten* Scott Whisten	Treasurer and Principal Financial and Accounting Officer

Sarah E. Cogan* Sarah E. Cogan	Trustee

Deborah A. DeCotis* Deborah A. DeCotis	Trustee

F. Ford Drummond* F. Ford Drummond	Trustee

Bradford K. Gallagher* Bradford K. Gallagher	Trustee

Erick R. Holt* Erick R. Holt	Trustee

James A. Jacobson* James A. Jacobson	Trustee

Hans W. Kertess* Hans W. Kertess	Trustee

James S. MacLeod* James S. MacLeod	Trustee

William B. Ogden, IV* William B. Ogden, IV	Trustee

Alan Rappaport* Alan Rappaport	Trustee

Davey S. Scoon* Davey S. Scoon	Trustee

*By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
Attorney-In-Fact and Agent for the Individuals Noted Above
Date: April 24, 2019

Exhibit Index

Exhibit	Exhibit Name

(j)	Consent of Independent Registered Public Accounting Firm.

(q)(2)	Power of Attorney for Deborah A. DeCotis, F. Ford Drummond, Bradford K. Gallagher, Erick R. Holt, James A. Jacobson, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV, Alan Rappaport, Davey S. Scoon, Scott Whisten and Thomas J. Fuccillo.

(q)(3)	Power of Attorney for Thomas J. Fuccillo.